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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UTSTARCOM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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	(1)	Amount Previously Paid:
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April 30, 2009

Dear Stockholder:

        You are cordially invited to attend the 2009 annual meeting of stockholders of UTStarcom, Inc. (the "Company"), to be held at the offices of the Company, 1275 Harbor Bay Parkway, Alameda, California 94502, on Thursday, June 25, 2009 at 1 p.m., local time. Enclosed are a notice of annual meeting of stockholders, a proxy statement describing the business to be transacted at the meeting and a proxy card for use in voting at the meeting.

        At the annual meeting, you will be asked to vote on the important matters described in detail in the notice of annual meeting of stockholders and proxy statement accompanying this letter. You will also have an opportunity to ask questions and receive information about the Company's business.

        Included with the proxy statement is a copy of the Company's Annual Report to Stockholders. We encourage you to read the Annual Report. It includes information on the Company's operations as well as the Company's audited financial statements.

        Please take this opportunity to participate in the affairs of the Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO SUBMIT YOUR PROXY AND VOTING INSTRUCTIONS OVER THE INTERNET OR BY TELEPHONE, OR COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

        We look forward to seeing you at the meeting.

Sincerely,
/s/ PETER BLACKMORE Peter Blackmore Chief Executive Officer and President

 UTSTARCOM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held June 25, 2009

To our Stockholders:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of UTStarcom, Inc. (the "Company"), will be held on Thursday, June 25, 2009 at 1 p.m., local time, at the offices of the Company, 1275 Harbor Bay Parkway, Alameda, California 94502, for the following purposes:

  1.
  To elect Jeff Clarke and Hong Liang Lu as Class III Directors to serve for a term expiring on the date on which the Company's annual meeting of stockholders is held in the year 2012;

  2.
  To ratify and approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009; and

  3.
  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on April 29, 2009 are entitled to notice of, and to vote at, the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to submit your proxy and voting instructions over the Internet or by telephone, or complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person even if he or she returned a proxy.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 25, 2009: The Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2008 are available free of charge at www.edocumentview.com/utsi.

By Order of the Board of Directors
/s/ SUSAN MARSCH Susan Marsch Senior Vice President, General Counsel and Secretary

Alameda, California
April 30, 2009

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, you are asked to submit your proxy and voting instructions over the Internet or by telephone, or complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed postage-paid envelope, which requires no postage if mailed in the United States.

UTSTARCOM, INC.

PROXY STATEMENT

INFORMATION ABOUT THE PROXY STATEMENT AND
VOTING AT THE ANNUAL MEETING

        The Board of Directors (the "Board" or "Board of Directors") of UTStarcom, Inc. (the "Company" or "UTStarcom") is providing this proxy statement (the "Proxy Statement") prepared in connection with the Company's annual meeting of stockholders, which will take place on Thursday, June 25, 2009 at 1 p.m., local time (the "Annual Meeting" or "2009 Annual Meeting") at the offices of the Company, 1275 Harbor Bay Parkway, Alameda, California 94502. The Company's telephone number at that location is (510) 864-8800. As a stockholder, you are invited to attend the Annual Meeting and are asked to vote on the proposals described in this Proxy Statement.

        Only stockholders of record at the close of business on April 29, 2009 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 127,916,953 shares of the Company's common stock, par value $0.00125 per share (the "Common Stock"), were issued and outstanding. No shares of the Company's preferred stock, par value $0.00125 per share, were issued and outstanding. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

        These proxy solicitation materials and the Company's Annual Report to stockholders for the year ended December 31, 2008 were mailed on or about May 15, 2009 to all stockholders entitled to vote at the Annual Meeting.

Q:
What is the purpose of the Annual Meeting?

A:
To vote on the following proposals:

•
To elect Jeff Clarke and Hong Liang Lu as Class III Directors to serve for a term expiring on the date on which the Company's annual meeting of stockholders is held in the year 2012;

•
To ratify and approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009; and

•
To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:
What are the Board of Directors' recommendations?

A:
The Board recommends that you vote your shares:

•
"FOR" the election of Jeff Clarke and Hong Liang Lu as Class III directors; and

•
"FOR" the ratification and approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2009 fiscal year.

Each proxy also gives each of the proxy holders discretionary authority to vote your shares in accordance with his or her judgment with respect to all additional matters that might come before the Annual Meeting.

Q;
Who is entitled to vote at the Annual Meeting?

A:
Stockholders Entitled to Vote.    Stockholders who our records show owned shares of UTStarcom Common Stock as of the close of business on the Record Date (April 29, 2009) may vote at the Annual Meeting.

  Registered Stockholders.    If your shares are registered directly in your name with UTStarcom's transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being provided to you directly by UTStarcom. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, or to vote in person at the Annual Meeting.

  Street Name Stockholders.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name." These proxy materials are being forwarded to you by your broker, bank or other nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker, bank or other nominee's procedures for obtaining a legal proxy. Your broker, bank or other nominee has provided a voting instruction card for you to use.

Q:
How many votes do I have?

A:
On each proposal to be voted upon, you have one vote for each share of Common Stock of the Company you own as of the Record Date.

Q:
How may I obtain a separate set of proxy materials or Proxy Statement for 2009?

A:
If you share an address with another stockholder, previously consented to receiving one copy of the Proxy Statement on a voter instruction card submitted for last year's annual meeting of stockholders and do not participate in electronic delivery of proxy materials, only one copy of this Proxy Statement is being delivered to you. A stockholder at a shared address who received a single copy of this Proxy Statement may request a separate copy either by calling the number provided below or by mailing a written request to the Company's principal executive offices at the address below:

Corporate Secretary
UTStarcom, Inc.
1275 Harbor Bay Parkway
Alameda, California 94502
510-864-8800

  The Company will promptly mail a separate copy of this Proxy Statement upon such request, but any such request should be made as soon as possible to ensure timely delivery.

  Stockholders who share an address and received multiple copies of this Proxy Statement may also request that a single copy of future proxy statements be delivered by filling out the applicable section of the voter instruction card for the Annual Meeting.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank or other nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, bank or other nominee.

  By Internet:    Stockholders of record with Internet access may submit proxies by following the "Vote by Internet" instructions on their proxy cards until 1:00 a.m., Central Time, on June 25, 2009. Most stockholders who hold shares beneficially in street name may vote by accessing the web site specified on the voting instruction cards provided by their brokers, banks or other nominees. Please check the voting instruction card for Internet voting availability.

  By Telephone:    Stockholders of record who live in the United States, Canada or Puerto Rico may submit proxies by following the "Vote by telephone" instructions on their proxy cards until 1:00 a.m., Central Time, on June 25, 2009. Most stockholders who hold shares beneficially in street name may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, banks or other nominees. Please check the voting instruction card for telephone voting availability.

  By Mail:    Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

Q:
Can I change my vote?

A:
For shares that you hold of record, you may change your proxy at any time prior to the proxy being used at the Annual Meeting by (i) delivering to the Corporate Secretary of the Company at UTStarcom, Inc., 1275 Harbor Bay Parkway, Alameda, California 94502 a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted "FOR" the election of Jeff Clarke and Hong Liang Lu as Class III directors, "FOR" Proposal No. 2 (to ratify the appointment of PricewaterhouseCoopers LLP, and, as to any other matter that may properly be brought before the Annual Meeting, in accordance with the judgment of the proxy holders. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee following the instruction they provided, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority in voting power of the Common Stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, as of the Record Date, must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q:
What is the voting requirement to approve each of the proposals?

A:
In the election of directors, each director must be elected by a majority of the votes cast, meaning that the number of shares entitled to vote on the election of directors and represented in person or by proxy at the Annual Meeting casting their vote "FOR" a director must exceed the number of votes "AGAINST" a director. If a nominee for director fails to receive the required number of votes for election, he or she is required to tender his or her resignation to the Board. In such a case, the Nominating and Corporate Governance Committee of the Board has the option of accepting or declining such resignation, considering any factors that the Committee deems relevant.

  The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm requires the affirmative "FOR" vote of a majority of the total number of shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Q:
How are votes counted?

A:
In the election of directors, you may vote "FOR," "AGAINST" or "ABSTAIN" on each nominee. Abstention votes with respect to the election of directors will be counted for purposes of determining the presence or absence of a quorum at the Annual Meeting but will have no other legal effect upon election of directors. You may not cumulate your votes for the election of directors.

  For the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to "ABSTAIN," the abstention has the same effect as a vote "AGAINST" such proposal.

  If you provide specific instructions with regard to certain proposals, your shares will be voted as you instruct on such proposals.

Q:
What is the effect of broker non-votes?

A:
If you hold shares beneficially in street name and do not provide your broker, bank or other nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. At this Annual Meeting, none of the proposals is subject to broker non-votes. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote or votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any proposal being voted on at the Annual Meeting.

Q:
Who will serve as inspector of elections?

A:
The inspector of elections will be a representative from Computershare Trust Company, N.A, the Company's transfer agent.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
This solicitation is made by the Company, and all costs associated with soliciting proxies will be borne by the Company. We have retained The Altman Group to assist with the solicitation for an estimated fee of $5,000 plus reasonable out-of-pocket expenses. In addition, the Company will reimburse brokerage firms, banks and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees personally or by telephone, facsimile or electronic mail. No additional compensation will be paid to these persons for such services.

Q:
What is the deadline for submission of stockholder proposals for consideration at the 2010 annual meeting of stockholders?

A:
Stockholder Proposals Other Than Nomination of Directors.

  Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for a stockholder proposal to be considered for inclusion in the proxy statement for the 2010 annual stockholders meeting (the "2010 Annual Meeting"), the Secretary of the Company would have to receive the written proposal by a stockholder at the Company's principal executive offices no later than January 15, 2010. Such proposals also must comply with the other provisions of Rule 14a-8 and additional applicable Securities and Exchange Commission ("SEC") rules regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Notice of such proposals should be addressed to:

Corporate Secretary
UTStarcom, Inc.
1275 Harbor Bay Parkway
Alameda, California 94502

  If, however, the date of our 2010 annual meeting is more than 30 days before or after the anniversary of the 2009 Annual Meeting, then for a stockholder proposal under Rule 14a-8 to be considered for inclusion in the proxy statement for the 2010 Annual Meeting, the Secretary of the Company must receive the written proposal by such stockholder at the Company's principal executive offices within a reasonable time before the Company begins to print and mail its proxy materials for the 2010 Annual Meeting.

  For a stockholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8, the stockholder must, (i) provide the information required by the Bylaws of the Company and (ii) give timely notice to the Corporate Secretary in accordance with the Bylaws, which generally require that the notice be received by the Corporate Secretary of the Company prior to April 1, 2010.

  However, if the date of the 2010 Annual Meeting (the "2010 Annual Meeting Date") is more than 30 days before or after the anniversary of the 2009 Annual Meeting, then the Board shall determine an appropriate date by which notice of a stockholder proposal that is not intended to be included in the Company's proxy statement must be received by the Company (the "Notice Deadline"). The Company will publicize the Notice Deadline at least ten (10) days prior to the Notice Deadline by either a filing pursuant to the Securities Exchange Act of 1934, as amended; or by a press release.

  Nomination of Director Candidates:    The Company's Bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, a stockholder must provide the information required by the Bylaws. To nominate directors for election at the 2010 Annual Meeting, the stockholder making such nomination must give timely notice to the Corporate Secretary in accordance with the Bylaws, which must be received by the Corporate Secretary not less than one hundred twenty (120) days prior to the date of the 2010 Annual Meeting.

  However, in the event the Company fails to publicize the 2010 Annual Meeting Date at least one hundred thirty (130) days prior to the 2010 Annual Meeting, notice by a stockholder must be received by the Corporate Secretary within ten (10) days of:

  •
  the first public disclosure of the 2010 Annual Meeting Date by the Company, or

  •
  the date the notice of the 2010 Annual Meeting Date is mailed to the Company's stockholders.

  We currently expect our 2010 Annual Meeting will be held on or around June 24, 2010. As such, a stockholder must provide notice to the Corporate Secretary of a director nomination by February 24, 2010.

  Copy of Company Bylaws:    Copies of the provisions of the Bylaws governing the form and delivery requirements of stockholder nominations or proposals may be obtained by sending an email request to the Company's investor relations department at investorrelations@utstar.com. A copy of the entire Bylaws is available via the link entitled "Corporate Governance" on the Company's website at http://investorrelations.utstar.com/governance.cfm.

Q:
What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Computershare, by telephone at 781-575-2879 or by going to the Computershare website at www.computershare.com/investor and clicking the Contact Us tab at the top of the page if you have lost your stock certificate or need to change your mailing address.

FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the section on forward-looking statements and in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and in our periodic reports on Form 10-Q and current reports on Form 8-K.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

        The authorized number of directors of the Company is currently set at six. The Company's Bylaws provide that the Board of Directors may set the number of directors at a minimum of six and a maximum of eight members. The Company's Certificate of Incorporation provides that directors shall be divided into three classes, with the classes serving for staggered, three-year terms (or less if they are filling a vacancy). Currently the Board is comprised of two Class I directors, two Class II directors and two Class III directors. The Company's Class I Directors, Thomas J. Toy and Bruce J. Ryan, will hold office until the 2010 Annual Meeting or until the Class I Director's successor has been duly elected and qualified, and each of the two Class II Directors, Peter Blackmore and Allen Lenzmeier, will hold office until the 2011 annual meeting or until the Class II Director's successor has been duly elected and qualified.

Nominees

        The Company's nominees for election as the Class III Directors at this Annual Meeting are the current Class III Directors, Jeff Clarke and Hong Liang Lu. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has approved, the nomination of these nominees.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees for the Class III Directors, Jeff Clarke and Hong Liang Lu, who will hold office until the 2012 annual meeting or until their successors have been duly elected and qualified. The Company expects that the nominees for election as Class III Directors at the Annual Meeting will be able to serve if elected.

        In the event that either nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board to fill the vacancy.

Required Vote

        Each director must be elected by a majority of the votes cast, meaning that the number of shares entitled to vote on the election of directors and represented in person or by proxy at the Annual Meeting casting their vote "FOR" a director must exceed the number of votes "AGAINST" a director. Abstention votes with respect to the election of directors will be counted for purposes of determining the presence or absence of a quorum at the Annual Meeting but will have no other legal effect upon election of directors. You may not cumulate your votes for the election of directors. If a nominee for director fails to receive the required number of votes for election, he or she is required to tender his or her resignation to the Board. In such a case, the Nominating and Corporate Governance Committee of the Board has the option of accepting or declining such resignation, considering any factors that the Committee deems relevant.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING
"FOR" THE NOMINEES SET FORTH HEREIN.

 INFORMATION ABOUT OUR BOARD OF DIRECTORS

Our Directors and Nominees

        The names of the current Class I and Class II directors with unexpired terms and the Class III nominees, their ages as of April 30, 2009 and certain other information are set forth below:

Name of Director	Age	Position	Director Since	Term Expires
Class I Directors:
Thomas J. Toy	54	Lead Director	1995	2010
Bruce J. Ryan	65	Director	2008	2010
Class II Directors:
Peter Blackmore	62	Director, Chief Executive Officer and President	2008	2011
Allen Lenzmeier	65	Director	2005	2011
Class III Nominees:
Jeff Clarke	47	Director	2005	2009
Hong Liang Lu	54	Chairman of the Board	1991	2009

        Except as set forth below, each nominee or incumbent director has been engaged in his principal occupation described below during the past five years. There are no family relationships between any of our directors or executive officers.

        Peter Blackmore has served as our Chief Executive Officer and President and as a director since July 2008, and served as our President and Chief Operating Officer from July 2007 to June 2008. From 2005 until he joined the Company, Mr. Blackmore served as Executive Vice President in charge of worldwide sales, marketing and technology at Unisys Corporation. Prior to joining Unisys in 2005, he served as Executive Vice President of the Customer Solutions Group at Hewlett-Packard Company from 2004 and as Executive Vice President of the Enterprise Systems Group from 2002 through 2004. From 1991 until its acquisition by Hewlett-Packard in 2002, Mr. Blackmore served in a number of senior management positions with Compaq Computer Corporation, most recently as its Executive Vice President of worldwide sales and services from 2000 through 2002. Mr. Blackmore serves on the board of MEMC Electronic Materials Inc. He holds an M.A. in Economics from Trinity College, Cambridge, U.K.

        Jeff Clarke has served as a director since January 2005. Since May 2006, Mr. Clarke has served as Chief Executive Officer and President and a director of Travelport Incorporated, a private company. From April 2004 to April 2006, Mr. Clarke served as the Chief Operating Officer of CA, Inc., a global provider of management software. From 2002 to 2004, Mr. Clarke was Executive Vice President of Hewlett-Packard Company, and prior to that he was the Chief Financial Officer of Compaq Computer Corporation. Mr. Clarke serves as Chairman of the Board of Orbitz Worldwide, Inc. and as a director of Red Hat, Inc. He holds a B.A. in Economics from the State University of New York at Geneseo and an M.B.A. from Northeastern University.

        Allen Lenzmeier has served as a director since March 2005. Mr. Lenzmeier has served as the Vice Chairman of Best Buy Co. Inc. since December 2004. From 2002 to 2004, Mr. Lenzmeier served as the President and Chief Operating Officer of Best Buy Co. Inc. Mr. Lenzmeier served as the President of Best Buy Retail from 2001 to 2002. From 1991 to 2001 Mr. Lenzmeier served as the Executive Vice President and Chief Financial Officer of Best Buy Co. Inc. and began his employment with the company in 1984. Mr. Lenzmeier serves on the board of directors of several private companies. Mr. Lenzmeier holds a B.S. from Minnesota State University Mankato.

        Hong Liang Lu became our Chairman in July 2008, and has served as a director since June 1991. Mr. Lu served as President and Chief Executive Officer from June 1991 to July 2007 and as Chief Executive Officer from July 2007 to July 2008. Mr. Lu also served as our Chairman from March 2003 to December 2006. In June 1991, Mr. Lu co-founded UTStarcom, Inc. under its prior name, Unitech Telecom, Inc., which subsequently acquired StarCom Network Systems, Inc. in September 1995. From 1986 through December 1990, Mr. Lu served as President and Chief Executive Officer of Kyocera Unison, a majority-owned subsidiary of Kyocera International, Inc. Mr. Lu served as President and Chief Executive Officer of Unison World, Inc., a software development company from 1983 until its merger with Kyocera in 1986. From 1979 to 1983, Mr. Lu served as Vice President and Chief Operating Officer of Unison World, Inc. Mr. Lu holds a B.S. in Civil Engineering from the University of California at Berkeley.

        Bruce J. Ryan has served as a director since April 2008. Mr. Ryan is currently a private consultant. From February 1998 to November 2002, he served as Executive Vice President and Chief Financial Officer of Global Knowledge Network, a provider of information technology and computer software training programs and certifications. From 1994 to 1998, Mr. Ryan served as the Executive Vice President and Chief Financial Officer of Amdahl Corporation, a provider of information technology solutions. Mr. Ryan previously had a 25-year career at Digital Equipment Corporation, where he served in various executive positions, including Senior Vice President of the financial services, government and professional services business group. Mr. Ryan also serves as a director of KVH Industries, Inc. and two private companies. Mr. Ryan holds a B.S. in business administration from Boston College and an M.B.A. from Suffolk University.

        Thomas J. Toy has served as a director since February 1995 and became our Lead Director in July 2008. He was our Chairman from January 2007 to July 2008. Since March 1999, Mr. Toy has served as Managing Director of PacRim Venture Partners, a professional venture capital firm specializing in investments in the information technology sector. Since 2005, Mr. Toy has served as a partner of SmartForest Ventures, a professional venture firm specializing in the information technology sector. From 1987 until 1992, Mr. Toy was employed as a Vice President at Technology Funding and was a partner there from 1992 until 1999. Mr. Toy also serves as a director of White Electronic Designs Corporation, Solarfun Power Holdings and several private companies. Mr. Toy holds B.A. and M.M. degrees from Northwestern University.

The Company's Director Nomination Process

        The Board's process for identifying and evaluating nominees for director consists mainly of evaluating candidates who are recommended by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies and recommends nominees for election or reelection to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the Company's Corporate Governance Principles, as set forth below, or otherwise approved by the Board. In evaluating candidates to determine if they are qualified to become members of our board of directors, the Nominating and Corporate Governance Committee looks for the following attributes, among others: the candidate's judgment, skill, diversity and experience with other organizations of comparable purpose, complexity and size; the interplay of the candidate's experience with the experience of other Board members; the extent to which the candidate would be a desirable addition to the Board; whether or not the candidate has any relationships that might impair his or her independence; and the candidate's experience, perspective, skills and knowledge of our industry. In addition, qualities sought in directors include high ethical standards, sound integrity, an inquisitive nature, a strong commitment to make decisions and take actions guarding the long term interests of shareholders, seasoned judgment, a record of outstanding skills and accomplishments in their personal careers, and the ability and desire to communicate and participate actively in board and committee sessions. Although the

Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees.

        The Board may also, on a periodic basis, solicit ideas for possible candidates from a number of sources, including current members of the Board, senior Company executives, individuals personally known to members of the Board, stockholders and one or more third-party search firms.

        The Nominating and Corporate Governance Committee's policy is that stockholder nominations of director candidates will be given the same consideration and evaluated with the same criteria as any other candidate. For more information on stockholder nominations of director candidates, please see the section entitled "Nomination of Director Candidates" under "Deadlines for Submission of Stockholder Proposals for 2010 Annual Meeting" in this Proxy Statement. The form and delivery requirements of such stockholder nominations must comply with the relevant provisions of the Company's Bylaws, a copy of which may be obtained by sending an email to the Company's investor relations department at investorrelations@utstar.com. A complete copy of the Bylaws is also available on the Company's website in the "Corporate Governance" section.

Stockholder Communications with the Board of Directors

        The Board of Directors has established a process for stockholders to communicate with members of the Board. All concerns, questions or complaints regarding the Company's compliance with any policy or law, or any other Board-related communication, should be directed to the Board via the link entitled "Email Board of Directors" at http://investorrelations.utstar.com/governance.cfm. All substantive and appropriate communications received from stockholders will be received and reviewed by one or more independent directors, or officers acting under their direction, who will forward such communications to the Board or particular Board committees, as appropriate.

Board Attendance, Director Independence and Financial Sophistication

        The Board held a total of 16 meetings during the year ended December 31, 2008. During 2008, each of the directors attended 75% or more of the aggregate number of meetings of the Board and the committees of the Board on which the director served subsequent to becoming a director or a member of such committee. The Board's policy is to encourage directors to attend the Annual Meeting. Four directors attended the 2008 annual meeting of stockholders.

        Of the Company's incumbent directors standing for reelection and those with continuing terms, Messrs. Clarke, Lenzmeier, Ryan and Toy have been determined by the Board to be independent as set forth in Rule 4200(a)(15) of the NASDAQ Marketplace Rules, the listing standards of NASDAQ Stock Market, as currently in effect. In addition, the Board has also determined that Messrs. Clarke, Lenzmeier and Ryan possess the attributes to be considered financially sophisticated for purposes of applicable NASDAQ Marketplace Rules and each has the background to be considered an "audit committee financial expert" as defined by the rules and regulations of the SEC and required by the NASDAQ Marketplace Rules.

        The Board has not established categorical standards or guidelines to make director independence determinations, but considers all relevant facts and circumstances. The Board based its determinations primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations, family and other relationships, and on discussions with our directors.

        In making its independence determinations, the Board considered transactions between the Company and entities associated with the directors or members of their immediate family. All identified transactions that appear to relate to the Company and a person or entity with a known connection to a director are presented to the Board for consideration. In making its determination that each non-employee director is independent, the Board considered the transactions in the context of the NASDAQ standards, the standards established by the SEC for members of audit committees, and the

SEC and Internal Revenue Service standards for compensation committee members. The Board's independence determinations included a review of the status of certain executive officers as limited partners of an investment fund managed by Mr. Toy. In each case, the Board determined that, because of the nature of each of these relationships and/or amounts involved, the relationships did not impair Mr. Toy's independence.

Board Committees and Related Functions

        The principal standing committees of the Board are the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Corporate Technology Strategy Committee. Each of committees, other than the Corporate Technology Strategy Committee, consists solely of non-employee, independent directors. From time to time, the Board may form a special committee or subcommittee of a standing committee to focus on specific matters.

  Audit Committee

        The Audit Committee of the Board is a separately-designated, standing committee of the Board of Directors and currently consists of three members of the Board of Directors, all of whom: (1) meet the criteria for "independence" set forth in rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the listing standards of the NASDAQ Stock Market; (2) have not participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years; and (3) are able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. The members of the Audit Committee are Mr. Ryan, who chairs the committee, and Messrs. Lenzmeier and Toy. Mr. Ryan was appointed as a member of the Committee effective April 25, 2008. The Audit Committee held 19 meetings during 2008. Messrs. Lenzmeier and Ryan have been determined by the Board to qualify as "audit committee financial experts" under applicable SEC and NASDAQ rules.

        The Audit Committee, among other duties and responsibilities, (i) reviews and approves the annual appointment of the Company's independent registered public accounting firm, (ii) discusses and reviews in advance the scope and fees of the annual audit, (iii) reviews the results of the audit with the independent registered public accounting firm and discusses the foregoing with the Company's management, (iv) reviews and approves non-audit services of the independent registered public accounting firm, (v) reviews compliance with the Company's existing major accounting and financial reporting policies, (vi) reviews and approves all related-party transactions that would require disclosure pursuant to the rules of the SEC and the policies and procedures related to such transactions, and (vii) provides oversight and monitoring of the Company's management and their activities with respect to the Company's financial reporting process. In connection with the execution of the responsibilities of the Audit Committee, including the review of the Company's quarterly earnings reports prior to public release, Audit Committee members communicated throughout 2008 with the Company's management and the independent registered public accounting firm.

        The Board has approved an Audit Committee Charter which is reviewed at least annually, periodically revised (most recently on July 26, 2007), and is available on the Company's website at http://investorrelations.utstar.com/governance.cfm.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee currently consists of three members of the Board of Directors, all of whom are "independent" in accordance with the rules of the NASDAQ Stock Market. The current members of the Committee are Mr. Clarke, who chairs the committee, and Messrs. Ryan and Toy. Mr. Ryan was appointed as a member of the Committee effective February 18, 2009. The Nominating and Corporate Governance Committee held 9 meetings during the 2008.

        The Nominating and Corporate Governance Committee's responsibilities include the selection of director nominees for the Board and the development and annual review of the Company's governance principles. The Nominating and Corporate Governance Committee also (i) assists the Board by actively identifying individuals qualified to become Board members, (ii) recommends director nominees to the Board for election at the next annual meeting of stockholders, (iii) recommends chairs and members of each committee to the Board, (iv) monitors significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies, (v) leads the Board in its annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation, (vi) reviews Board compensation and recommends to the Board any changes in Board compensation, (vii) oversees compliance with the Company's Code of Business Conduct and Ethics, and (viii) develops and recommends to the Board and administers the corporate governance guidelines of the Company.

        The Nominating and Corporate Governance Committee is also responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. This assessment includes issues of diversity in numerous factors, including independence, operational experience as a senior executive, business judgment, age, understanding of the industry, willingness to mentor, personal network, and international perspective. Additional criteria include a candidate's personal and professional credibility, integrity and prestige, and his or her ability to blend with the Company's Board dynamics, as well as his or her willingness to devote sufficient time to attend meetings of the Board. The Nominating and Corporate Governance Committee reviews these factors and others deemed useful in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, in addition to the portfolio of skills and experience of current and prospective directors.

        The Board has adopted a charter of the Nominating and Corporate Governance Committee, addressing the nominations process and such related matters as may be required under federal securities laws and NASDAQ Marketplace Rule 4350(c)(4)(B). A copy of the Nominating and Corporate Governance Committee Charter, which is reviewed at least annually and is periodically revised (most recently on February 18, 2009), is available on the Company's website at http://investorrelations.utstar.com/governance.cfm.

  Compensation Committee

        The Compensation Committee currently consists of three members of the Board of Directors, Mr. Lenzmeier, who chairs the committee, and Messrs. Clarke and Toy, all of whom are non-employee, outside directors in addition to being "independent directors" as defined under the rules of the NASDAQ Stock Market. The Compensation Committee met 20 times during 2008.

        The purpose of the Compensation Committee is to (i) approve and oversee the total compensation package for the Company's executives, including their base salaries, incentives, deferred compensation, equity-based compensation, benefits and perquisites, (ii) review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer (the "CEO"), evaluate CEO performance, and determine CEO compensation based on this evaluation, (iii) review the CEO's performance evaluation of all executive officers and approve pay decisions, and (iv) review periodically and make recommendations to the Board regarding any equity or long-term compensation plans, and administer these plans.

        The Compensation Committee operates according to a charter that details its specific duties and responsibilities. The charter is reviewed at least annually, periodically revised (most recently on December 16, 2008) by the Compensation Committee, and is available on the Company's website at http://investorrelations.utstar.com/governance.cfm. The charter generally provides the membership requirements, authority and duties of the Compensation Committee. The Compensation Committee is to consist of no fewer than three members, all of whom (i) meet the independence requirements of the NASDAQ Marketplace Rules, (ii) are "non-employee directors" under the definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act, and (iii) are "outside directors" for purposes of the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). During 2008, all members of the Compensation Committee met these criteria.

        UTStarcom's Human Resources department supports the Compensation Committee in its work. The Compensation Committee also has the authority to engage the services of outside advisors, experts and others for assistance. From time to time, the Compensation Committee may direct an external advisor to work with the Human Resources department to support management and the Compensation Committee in matters such as (i) peer group development, (ii) executive officer benchmarking, including pay-for-performance analyses and tally sheet preparation, and (iii) advising on pay levels and/or pay program design. In May 2007, the Compensation Committee retained Compensia, Inc. as its independent outside compensation consultant. For a further description of the role of the compensation consultant in our compensation process, please see the section entitled "Engagement of and Role of Independent Compensation Consultant" in the Compensation Discussion and Analysis contained in this Proxy Statement.

  Corporate Technology Strategy Committee

        In February 2009, the Board of Directors formed a Corporate Technology Strategy Committee to review the scope, direction, quality, investment level and execution of the Company's corporate technology strategies and make recommendations to the Board. Mr. Toy was designated the Chairman of the Committee and Messrs. Blackmore and Lu were appointed as members. The charter for the Committee was approved by the Board and is available on the Company's website at http://investorrelations.utstar.com/governance.cfm.

Compensation Committee Interlocks and Insider Participation

        All members of the Compensation Committee during 2008 were independent directors in accordance with the applicable independence requirements of the NASDAQ Marketplace Rules, and none were employees or officers or former employees of the Company. During 2008, no executive officer of the Company served on the compensation committee (or equivalent) or board of directors of another entity whose executive officer(s) served on the Company's Compensation Committee or Board.

Director Compensation for 2008

        Directors who are our employees receive no additional compensation for serving on the Board of Directors. In 2008, our non-employee directors received both cash and equity compensation as described below. In addition, we reimburse all directors for travel and other related expenses incurred in connection with our business, including attending stockholder meetings and meetings of the Board or any Board committee.

        The following table sets forth information concerning compensation paid or accrued for services rendered to us in all capacities by our non-employee directors for the year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(2)		All Other Compensation ($)		Total ($)
Jeff Clarke	63,875	78,230	(3)	250,976	(4)	14,064	(13)	407,145
Larry D. Horner*	67,375	86,657	(5)	85,728	(6)	12,744	(13)	252,504
Allen Lenzmeier	62,875	75,165	(7)	207,779	(8)	—		345,819
Bruce J. Ryan**	55,325	10,693	(9)	30,374	(10)	—		96,392
Thomas J. Toy	194,875	122,376	(11)	113,393	(12)	10,394	(13)	441,038

*
Mr. Horner retired from our Board on March 3, 2009.

**
Mr. Ryan was appointed to our Board on April 25, 2008.

(1)
Amounts shown in the "Stock Awards" column do not reflect compensation actually received by the directors. Instead, the amounts shown are the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), including amounts for stock awards granted during and prior to 2008. Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. None of the non-employee directors received stock awards prior to 2006. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to our 2008 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(2)
Amounts shown in the "Options Awards" column do not reflect compensation actually received by the directors. Instead, the amounts shown are the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS 123(R), including amounts for options granted during and prior to 2008. Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to our 2008 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(3)
Includes the compensation costs recognized by us in fiscal 2008 for 24,852 shares of restricted stock approved for grant under the 2006 Equity Incentive Plan ("2006 Plan") on September 30, 2008, with a grant date fair value of $83,751. As of December 31, 2008, Mr. Clarke had 18,639 shares of unvested restricted stock outstanding.

(4)
Includes the compensation costs recognized by us in fiscal 2008 for a stock option grant with the following fair value as of the applicable grant date: $67,278 for a stock option to purchase 49,703 shares of Common Stock granted under the 2006 Plan on September 30, 2008. As of December 31, 2008, Mr. Clarke had 218,126 options outstanding.

(5)
Includes the compensation costs recognized by us in fiscal 2008 for 26,150 shares of restricted stock approved for grant under the 2006 Plan on September 30, 2008, with a grant date fair value of $88,126. As of December 31, 2008, Mr. Horner had 19,612 shares of unvested restricted stock outstanding.

(6)
Includes the compensation costs recognized by us in fiscal 2008 for a stock option grant with the following fair value as of the applicable grant date: $70,793 for a stock option to purchase 52,300 shares of Common Stock granted under the 2006 Plan on September 30, 2008. As of December 31, 2008, Mr. Horner had 330,096 options outstanding.

(7)
Includes the compensation costs recognized by us in fiscal 2008 for 24,481 shares of restricted stock approved for grant under the 2006 Plan on September 30, 2008, with a grant date fair value of $82,501. As of December 31, 2008, Mr. Lenzmeier had 18,361 shares of unvested restricted stock outstanding.

(8)
Includes the compensation costs recognized by us in fiscal 2008 for a stock option grant with the following fair value as of the applicable grant date: $66,274 for a stock option to purchase 48,961 shares of Common Stock granted under the 2006 Plan on September 30, 2008. As of December 31, 2008, Mr. Lenzmeier had 215,670 options outstanding.

(9)
Includes the compensation costs recognized by us in fiscal 2008 for 12,692 shares of restricted stock approved for grant under the 2006 Plan on September 30, 2008, with a grant date fair value of $42,772. As of December 31, 2008, Mr. Ryan had 9,519 shares of unvested restricted stock outstanding.

(10)
Includes the compensation costs recognized by us in fiscal 2008 for a stock option grant with the following fair value as of the applicable grant date: $129,816 for a stock option to purchase 80,000 shares of Common Stock granted under the 2006 Plan on April 30, 2008 and $34,361 for a stock option to purchase 25,385 shares of Common Stock granted under the 2006 Plan on September 30, 2008. As of December 31, 2008, Mr. Ryan had 105,385 options outstanding.

(11)
Includes the compensation costs recognized by us in fiscal 2008 for 73,442 shares of restricted stock approved for grant under the 2006 Plan on September 30, 2008, with a grant date fair value of $247,500. As of December 31, 2008, Mr. Toy had 55,081 shares of unvested restricted stock outstanding.

(12)
Includes the compensation costs recognized by us in fiscal 2008 for a stock option grant with the following fair value as of the applicable grant date: $198,822 for a stock option to purchase 146,884 shares of Common Stock granted under the 2006 Plan on September 30, 2008. As of December 31, 2008, Mr. Toy had 366,391 options outstanding.

(13)
Represents reimbursement costs for travel of spouse to China for one board meeting.

  Cash Compensation

        Approximately one-third of the compensation paid to our non-employee directors is comprised of cash. During 2008, the non-employee directors' cash compensation was comprised of the following elements:

Type of Payment	Amount
Non-Executive Chairman of the Board (pro-rated and paid quarterly)	$250,000	(1)
Director Retainer (pro-rated and paid quarterly)	$50,000	(2)
Lead Director Fee	$20,000
Audit Committee Chair Fee	$12,500
Compensation Committee Chair Fee	$7,500
Nominating and Governance Committee Chair Fee	$7,500
Audit Committee Member Fee	$5,000
Compensation Committee Member Fee	$4,500
Nominating and Governance Committee Member Fee	$3,500
Credit towards Company Products	$1,000

(1)
Mr. Toy served as Non-Executive Chairman of the Board until July 2008. In July 2008, Hong Liang Lu was appointed Executive Chairman and Mr. Toy was appointed Lead Director. Hong Liang Lu is an executive employee of the company and his compensation is summarized below under "Executive Compensation."

(2)
The Board of Directors approved a reduction in the director retainer from $50,000 to $37,500 for a one year period beginning in the fourth quarter of 2008.

        For 2009, the chair of the Corporate Technology Strategy Committee will receive a fee of $7,500 and the non-employee members of the Committee will receive a fee of $3,500. No other changes have been made to cash compensation as set forth above for non-employee directors for fiscal year 2009.

  Equity Compensation

        Approximately two-thirds of the compensation paid to our non-employee directors is comprised of equity: one-third of the aggregate value in stock options, and one-third of the aggregate value in restricted stock. The number of options and shares of restricted stock granted to each non-employee director during fiscal year 2008 is set forth below:

Name	Stock Options Granted (#)		Restricted Stock Granted (#)
Jeff Clarke	49,703		24,852
Larry D. Horner	52,300		26,150
Allen Lenzmeier	48,961		24,481
Bruce Ryan	105,385	(1)	12,692
Thomas J. Toy	146,884		73,442

(1)
In connection with Mr. Ryan's appointment to the Board, he was granted an option to purchase 80,000 shares of Common Stock with a grant price of $3.25 per share (equal to the closing price of the Company's Common Stock on the NASDAQ Stock Market on April 30, 2008, the date of grant).

        Each stock option has an exercise price of $3.37 per share, equal to the closing price of the Company's Common Stock on the NASDAQ Stock Market on September 30, 2008, the date of grant. The options and restricted stock vest in equal, monthly installments over a 12-month period beginning on September 30, 2008. The grants were made pursuant to the 2006 Plan and are subject to the standard terms and conditions of the forms of restricted stock award and stock option agreements previously approved for use with the 2006 Plan and filed with the SEC.

        Each newly-elected or appointed non-employee director is eligible to receive an option award under the 2006 Plan to purchase 80,000 shares of Common Stock which would vest in equal installments of 25% per year on each of the four anniversaries of the date of grant. Any such grant would be made in accordance with the Company's Equity Award Grant Policy and Procedures more fully described in the Compensation Discussion and Analysis under the section entitled "Equity Grant Practices" contained in this Proxy Statement.

        For further discussion with respect to change of control arrangements applicable to outstanding equity awards, please see the section entitled "Change of Control Provisions in the Equity Compensation Plans" under "Potential Payments upon Termination and Change of Control" contained in this Proxy Statement.

        For further discussion with respect to modifications made to certain outstanding equity awards held by non-employee directors, please see the section entitled "Executive Compensation—Modifications to Outstanding Equity Awards" contained in this Proxy Statement.

Indemnification Agreements

        All of our directors are currently party to indemnification agreements with the Company. The form of indemnification agreement is filed as Exhibit 10.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to beneficial ownership of our Common Stock as of April 1, 2009 by (i) each person who is known to us to own beneficially more than 5% of our Common Stock, (ii) each director of UTStarcom, (iii) each Named Executive Officer, and (iv) all of our current directors and executive officers as a group. Calculations are based on 127,916,671 shares of Common Stock issued and outstanding as of April 1, 2009.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Total Outstanding(2)
Entities affiliated with SOFTBANK CORP.(3)	14,651,630	11.5%
Barclays Global Investors, N.A.(4)	7,178,138	5.6%
Hong Liang Lu(5)	4,898,092	3.8%
Francis P. Barton(6)	392,000	*
Peter Blackmore(7)	1,373,261	1.1%
Philip Christopher(8)	26,123	*
Jeff Clarke(9)	259,142	*
Mark Green(10)	123,648	*
Allen Lenzmeier(11)	305,724	*
Viraj Patel(12)	211,629	*
Bruce J. Ryan(13)	49,615	*
Thomas J. Toy(14)	424,583	*
All current directors and executive officers as a group (9 persons)(15)	7,737,168	5.9%

*
Less than 1%.

(1)
Unless otherwise indicated in footnotes below, the address for all beneficial owners is c/o UTStarcom, Inc., 1275 Harbor Bay Parkway, Alameda, California 94502.

(2)
Under the SEC's proxy rules, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person and information supplied to us by such person. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days after April 1, 2009 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

(3)
Information based on Schedule 13G, Amendment No. 2, filed with the SEC on March 28, 2007 by SOFTBANK CORP., SOFTBANK America, Inc, and SOFTBANK Holdings, Inc. Includes 14,651,630 shares registered in the name of SOFTBANK America Inc., a Delaware corporation. SOFTBANK America Inc. is a wholly owned subsidiary of SOFTBANK Holdings Inc., a Delaware corporation. SOFTBANK Holdings Inc. is a wholly owned subsidiary of SOFTBANK CORP., a Japanese corporation. SOFTBANK America Inc. has sole power to vote or direct the voting of 14,651,630 shares and sole dispositive power over 14,651,630 shares. The business address for these entities is c/o SOFTBANK CORP., Tokyo Shiodome Blvd., 1-9-1, Higashi-shimbashi, Minato-ku, Tokyo 105-7303 Japan.

(4)
Information based on Schedule 13G filed with the SEC on February 5, 2009 by Barclays Global Investors NA. Includes 7,178,138 shares beneficially and jointly owned by Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, Ltd, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited, and Barclays Global Investors (Deutschland) AG. Barclays Global Investors NA. has the sole power to vote or direct the voting of 3,785,990 shares and sole dispositive power over 4,497,911 shares. Barclays Global Fund Advisors has sole power to vote or direct the voting of 2,680,227 shares and sole dispositive power over 2,680,227 shares. Barclays Global Investors, Ltd, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited, and Barclays Global Investors (Deutschland) AG have no sole voting power or sole dispositive power. The business address for Barclays Global Investors NA. is 400 Howard Street, San Francisco, CA 94105.

(5)
Includes 3,052,332 shares owned directly, 229,000 shares owned by The Lu Family Limited Partnership, of which Mr. Lu is a general partner, 91,275 shares registered in the name of Lu Charitable Remainder Trust, of which Mr. Lu is the trustee, 38,725 shares registered in the name of the Lu Family Trust of which Mr. Lu is a trustee and of which Mr. Lu and his spouse are beneficiaries, 5,332 shares registered in the name of Mr. Lu's son, and 5,332 shares registered in the name of Mr. Lu's daughter. Mr. Lu may be deemed the beneficial owner of the shares held by his children. Also includes 1,476,096 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(6)
Represents shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(7)
Includes 1,029,511 shares owned directly and 343,750 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(8)
Includes 26,123 shares owned directly and 0 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(9)
Includes 57,584 shares owned directly and 201,558 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(10)
Includes 123,648 shares owned directly and 0 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(11)
Includes 106,374 shares owned directly and 199,350 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(12)
Includes 147,566 shares owned directly and 64,063 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(13)
Includes 12,692 shares owned directly and 36,923 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(14)
Includes 107,153 shares owned directly and 317,430 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

(15)
Includes 2,704,274 shares issuable upon exercise of options that are exercisable currently or within 60 days of April 1, 2009.

 EXECUTIVE OFFICERS

        Our current executive officers and their ages as of April 30, 2009 are as follows:

Name	Age	Position
Hong Liang Lu	54	Chairman
Peter Blackmore	62	Chief Executive Officer and President
Mark Green	41	Senior Vice President, Global Human Resources and Real Estate
Susan Marsch	52	Senior Vice President, General Counsel, Secretary and Chief Ethics Officer
Viraj Patel	46	Interim Chief Financial Officer, Vice President, Corporate Controller and Chief Accounting Officer

        Hong Liang Lu became our Chairman in July 2008, and has served as a director since June 1991. Mr. Lu served as President and Chief Executive Officer from June 1991 to July 2007 and as Chief Executive Officer from July 2007 to July 2008. Mr. Lu also served as our Chairman from March 2003 to December 2006. In June 1991, Mr. Lu co-founded UTStarcom, Inc. under its prior name, Unitech Telecom, Inc., which subsequently acquired StarCom Network Systems, Inc. in September 1995. From 1986 through December 1990, Mr. Lu served as President and Chief Executive Officer of Kyocera Unison, a majority-owned subsidiary of Kyocera International, Inc. Mr. Lu served as President and Chief Executive Officer of Unison World, Inc., a software development company from 1983 until its merger with Kyocera in 1986. From 1979 to 1983, Mr. Lu served as Vice President and Chief Operating Officer of Unison World, Inc. Mr. Lu holds a B.S. in Civil Engineering from the University of California at Berkeley.

        Peter Blackmore has served as our Chief Executive Officer and President and as a director since July 2008, and served as our President and Chief Operating Officer from July 2007 to June 2008. From 2005 until he joined the Company, Mr. Blackmore served as Executive Vice President in charge of worldwide sales, marketing and technology at Unisys Corporation. Prior to joining Unisys in 2005, he served as Executive Vice President of the Customer Solutions Group at Hewlett-Packard Company from 2004 and as Executive Vice President of the Enterprise Systems Group from 2002 through 2004. From 1991 until its acquisition by Hewlett-Packard in 2002, Mr. Blackmore served in a number of senior management positions with Compaq Computer Corporation, most recently as its Executive Vice President of worldwide sales and services from 2000 through 2002. Mr. Blackmore serves on the board of MEMC Electronic Materials Inc. He holds an M.A. in Economics from Trinity College, Cambridge, U.K.

        Mark Green has served as our Senior Vice President of Global Human Resources and Real Estate since February 2007, and served as our Vice President of Human Resources from January 2006 to January 2007. Prior to joining us, Mr. Green was at Verisign Inc. from June 2005 as the Human Resources Director of Verisign Security Services. From 1992 to 2005, Mr. Green was at Nortel, where he joined their Human Resources Leadership Development Program, rotating through multiple Human Resources areas in the U.K. and the U.S. He then moved to Hong Kong, as International Human Resources Services Manager for the APAC region, returning to the U.S. as Senior Human Resources Business Partner for the Clarify eBusiness-Software Applications Division, then Human Resources Director of Nortel's Enterprise Division. Mr. Green received his B.Eng in Electrical and Electronic Engineering from Leeds University, U.K., and MSc in Human Resources Management and Industrial Relations from the London School of Economics. He is also a graduate of the Institute of Personnel and Development, U.K.

        Susan Marsch has served as our Senior Vice President, General Counsel, Secretary and Chief Ethics Officer since April 2007. Prior to joining us, Ms. Marsch was the General Counsel, Corporate Secretary and Vice President of Firefly Mobile, Inc. from January 2006 to July 2006. From September

2003 to December 2005, she was the General Counsel, Corporate Secretary and Vice President at Redback Networks, Inc. Prior to joining Redback Networks, Ms. Marsch was the General Counsel, Corporate Secretary and Vice President of AltaVista Company from December 2001 to August 2003. She also served as General Counsel, Corporate Secretary and Vice President of Beatnik, Inc. from January 2000 to September 2001 and as Vice President, Associate General Counsel at The TCW Group, Inc. from February 1998 to January 2000. Ms. Marsch began her legal career at the law firm of Latham and Watkins LLP in October 1993. She received a J.D. and BBA from the University of Michigan, and is a Certified Public Accountant.

        Viraj Patel has served as our Interim Chief Financial Officer, Vice President, Corporate Controller and Chief Accounting Officer since August 2008, and served as our Vice President, Corporate Controller and Chief Accounting Officer from November 2005 to August 2008. Prior to joining us, Mr. Patel was Vice President of Finance for Celera Group from July 2005 to October 2005. Mr. Patel also served as Vice President of Finance for Nektar Therapeutics from March 2004 until June 2005. From November 2003 to March 2004, Mr. Patel served as an interim Corporate Controller for Extreme Networks. From 1999 to 2002, Mr. Patel was the Chief Financial Officer of Avant! Corporation. Prior to joining Avant! Corporation Mr. Patel worked for Pall Corporation from 1989 through 1999 where he served as the Chief Accounting Officer. Mr. Patel began his career at Pricewaterhouse (now PwC) in 1982. Mr. Patel holds a BBA from Pace University, New York. He is a Certified Public Accountant from the State of New York and is a member of the New York State Society of CPAs and a member of the American Institute of Certified Public Accountants.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Governance of Executive Officer Compensation Program

Role and Members of the Compensation Committee

        The Compensation Committee of the Board of Directors (the "Compensation Committee" or the "Committee") determines compensation for the Company's executive officers. The Committee is currently comprised of three members of the Board of Directors, Messrs. Clarke, Lenzmeier and Toy, all of whom are independent (as defined under the rules of the NASDAQ Stock Market), non-employee directors. Mr. Lenzmeier has acted as chairmen of the Committee since April 27, 2007.

        The Committee is responsible for:

  •
  Approving and overseeing the total compensation package for the Company's executives including their base salaries, incentives, equity-based compensation, benefits and perquisites;

  •
  Reviewing and approving corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer (the "CEO"), evaluating the CEO's performance, and determining the CEO's compensation based on this evaluation;

  •
  Reviewing and approving corporate goals and objectives relevant to the compensation of the Chairman of the Board (the "Chairman"), evaluating the Chairman's performance, and determining the Chairman's compensation based on this evaluation;

  •
  Reviewing the CEO's performance evaluation of all executive officers (other than the Chairman and the CEO), and approving pay decisions; and

  •
  Reviewing periodically and making recommendations to the Board regarding any equity or long-term compensation plans, and administering these plans.

        The Compensation Committee operates according to a charter that details its specific duties and responsibilities. For additional information with respect to the Compensation Committee, please refer to the section entitled "Compensation Committee" at page 12 of this Proxy Statement.

Named Executive Officers

        The individuals who served as the Company's principal executive officer or principal financial officer during fiscal year 2008 as well as the other individuals listed below are referred to in this Proxy Statement as the "Named Executive Officers" or "NEOs."

Peter Blackmore	Chief Executive Officer and President
Hong Liang Lu	Chairman of the Board
Mark Green	Senior Vice President, Global Human Resources & Real Estate
Viraj Patel	Interim Chief Financial Officer, Vice President, Chief Accounting Officer & Corporate Controller
Francis P. Barton	Former Executive Vice President and Chief Financial Officer
Philip Christopher	Former President, Personal Communications Division

        Francis P. Barton, our former Executive Vice President and Chief Financial Officer, left the Company on August 31, 2008; and Philip Christopher, former President of UTStarcom's Personal Communications Division, left the Company on June 30, 2008.

Process for Evaluating Named Executive Officer Performance and Compensation

        The Compensation Committee generally holds at least four scheduled meetings during the year and holds additional meetings periodically to review and discuss executive compensation issues.

        In the first quarter of each fiscal year, generally in February, the Compensation Committee (i) considers any changes to executive officer base salaries, (ii) makes a determination whether any bonuses will be paid to our executive officers for the prior year's performance and to what extent, if any, (iii) reviews and approves annual equity grants for our executive officers in accordance with the Company's Equity Award Grant Policy (as defined below), and (iv) reviews the level of perquisites and benefits provided to each executive officer. As part of its annual process, the Compensation Committee meets to review and evaluate (i) Company performance, (ii) individual performance of each executive officer, and (iii) data related to market practices for executive compensation for each of our executive officers. During these meetings, our CEO reviews and discusses with the Committee the performance and contribution of each executive officer other than himself and the Chairman. He discusses each executive officer's achievement of strategic operational and financial goals. Our Chairman reviews and discusses with the Committee the performance and contribution of our CEO. While the Compensation Committee may discuss the performance and compensation package of our CEO and Chairman with each of them, it meets in executive sessions without them to determine their compensation. The Committee also has the opportunity to meet with each executive officer to discuss his or her performance during the prior fiscal year as well as goals for the current year.

        The Company's Human Resources department supports the Compensation Committee in its work. Additionally, the Compensation Committee engages a compensation consulting firm, whose services are described in further detail in the following section.

Role of Compensation Consultant

        The Compensation Committee engages a compensation consulting firm, Compensia, Inc. ("Compensia"), to advise the Compensation Committee on executive and equity compensation matters. The consulting firm reports directly to the Compensation Committee, and the Compensation Committee has sole authority to hire, fire and direct the work of the advisor. Compensia performs no other work for the Company, other than in support of work relating to the Compensation Committee.

        In 2008, Compensia assisted the Compensation Committee in selecting an appropriate peer group to assess executive pay levels, developed compensation "tally sheets" for each NEO, conducted a market pay assessment for each officer, and provided input to the Committee on equity compensation and market trends. Representatives from Compensia attend Compensation Committee meetings at the Committee's invitation.

        The "tally sheets" prepared by Compensia in 2008 provided a comprehensive summary of each Named Executive Officer's compensation, including: (i) an estimate of projected compensation for fiscal 2008, including total target cash compensation and the total estimated value of long-term equity incentive awards, to be received by each Named Executive Officer, (ii) a summary of the intrinsic value of all outstanding vested and unvested equity awards held by each Named Executive Officer at current stock prices; and (iii) the potential benefits in the event of involuntary severance or a change of control. These "tally sheets" provided the Compensation Committee with context for the decisions they made concerning total direct compensation and individual compensation elements. Although they did not necessarily drive decision-making with regard to specific elements of the Company's executive compensation program, the "tally sheets" enabled the Compensation Committee to assess total direct compensation and the relationship of various compensation elements to each other. These "tally sheets" also provided context to the Compensation Committee's views on a variety of issues, such as changes to severance plans and employment contracts, special equity grants to promote retention, or changes in long-term variable equity incentives.

Role of Executive Management in Compensation Evaluation Process

        Our CEO plays a significant role in the compensation setting process. Our CEO generally attends and participates in all Compensation Committee meetings; however, he does not attend executive sessions of the Compensation Committee or discussions involving decisions around his compensation. The key aspects of our Chief Executive Officer's role include (i) evaluating employee performance; (ii) assisting in the establishment of business performance targets and objectives; and (iii) recommending salary levels and equity awards other than for himself and the Chairman. The Compensation Committee considers, but is not bound to and does not always accept, our Chief Executive Officer's recommendations with respect to executive compensation. While the Compensation Committee seeks input primarily from our Chief Executive Officer, the Committee consults with other executives, including our Chairman, our Senior Vice President, Global Human Resources, and our Chief Financial Officer, to obtain recommendations with respect to Company compensation programs, practices, and packages for executives and other employees. The Compensation Committee also has the opportunity to meet with each executive officer and discuss his or her individual performance, upon request. Other than participating in an annual evaluation process with our Chief Executive Officer and discussions with the Compensation Committee if and as requested, the other NEOs do not play a role in their own compensation determinations.

Executive Compensation Philosophy and Framework

Compensation Objectives

        The Company's compensation program is designed to achieve three primary objectives:

  1.
  Be competitive with the market in order to attract, retain and motivate the caliber of talent required to drive shareholder value;

  2.
  Create a high-performance culture by linking rewards to performance; and

  3.
  Apply reward practices in a fair and consistent manner.

Role of Market Data in Compensation Evaluation Process

        We use three primary pay components to support our compensation objectives: (i) base salary, (ii) an annual cash incentive ("bonus") and (iii) equity awards (collectively, these components constitute the "direct compensation" of our executive officers). As described above, in conducting its annual compensation review at the beginning of each fiscal year, the Compensation Committee is provided with an analysis of the compensation practices of one or more groups of peer companies. Typically, the Compensation Committee uses this analysis to compare the direct compensation of our executive officers against the competitive market for executive talent (which, at the beginning of 2008 and in prior years, the Committee generally set at approximately the 50th percentile of our primary peer group (as defined below)).

        In making equity award decisions in February 2009, the Compensation Committee adjusted downward its version of the competitive market to reflect both the lag in current market data on equity awards as a result of the global economic downturn and the significant reduction in the Company's revenues due primarily to the divestiture of the Personal Communications Division and other non-core businesses over the preceding 12 months. To account for the lag in market data, the Compensation Committee adjusted the market value of the equity awards reported by the median stock price decline (57%) of the primary peer group companies. In addition, as described in more detail under "Competitive Positioning" below, the Committee approved a new primary peer group for 2009 which is comprised of companies more comparable in scope to the Company's reduced size. As a result, while our pay had been set in 2008 to be approximately at the 50th percentile against our older (and larger revenue company) peer groups, our executive pay levels are now more generally aligned at the 75%

percentile of our newer (smaller revenue company) peer group. The Compensation Committee believes that this positioning is reasonable, appropriate and necessary to address recruiting and retention concerns in the current uncertain economic environment.

        While typically the Compensation Committee has set the target compensation levels for our executive officers relative to the competitive market for comparable positions, ultimately, and consistent with our "pay-for-performance" philosophy, actual earned compensation amounts are based on Company and individual performance. This approach is further enhanced by the Compensation Committee's decision to weight the majority of our executive officers' direct compensation towards variable, or "at-risk," pay components, which are designed to provide that executive officers receive above-market total compensation only to the extent that Company and individual performance objectives have been achieved or exceeded.

        Notwithstanding our "pay-for-performance" philosophy, the Company's continuing lack of profitability has increased the Compensation Committee's concern about our ability to recruit and retain qualified executives to lead our return to profitability. As a result, the Compensation Committee has taken into consideration recruiting and retention concerns as well as "pay-for-performance" in setting executive compensation levels in 2008 and 2009.

Competitive Positioning

        We have developed two groups of peer companies to assess the competitiveness of the compensation practices and levels of our executive officers, as described below. The first peer group, the data for which was obtained from publicly-available sources, is used to establish the competitive market for our Chief Executive Officer and Chief Financial Officer positions (the "Primary Peer Group"). Because of the difficulty in identifying comparable positions at these peer group companies for our other executive officer positions, the other peer group is comprised of a select group of technology companies from the annual Radford High-Technology Executive Survey (the "Secondary Peer Group"). The Compensation Committee compares its compensation decisions against market practice as reflected by both peer groups when determining the compensation of our Chief Executive Officer and Chief Financial Officer and against market practice as reflected by the Secondary Peer Group when determining the compensation of our executives officers for whom a direct comparison with the pay practices of the Primary Peer Group is not possible.

        For purposes of its annual compensation review at the beginning of 2008, the Compensation Committee established the Primary Peer Group to consist of the following 21 companies, which were selected on the basis of being in related businesses and having comparable revenues (~$200M-$3.3B) and a comparable market capitalization (~$300M-$6B):

ADC Telecommunications	Brocade Comm. Systems, Inc.	JDS Uniphase
Adaptec, Inc.	Cohu, Inc.	LSI Logic Corporation
Altera Corporation	Cypress Semiconductor Corp.	NetGear
Andrew Corporation	EMS Technologies, Inc.	TEKELEC
Atmel Corporation	Extreme Networks Inc.	Tellabs, Inc.
Black Box Network Services	Harmonic, Inc.	Viasat, Inc.
Brightpoint, Inc.	Harris Stratex Networks	Xilinx, Inc.

        The Compensation Committee also established the Secondary Peer Group to consist of 107 technology companies included in the annual Radford High-Technology Executive Survey with revenues between $1 billion and $3 billion. The identities of these companies are listed in Appendix A of this Proxy Statement.

        For purposes of its annual compensation review at the beginning of 2009, and to reflect the reduction in the Company's revenue and market capitalization over the preceding 12 months, the

Compensation Committee revised the Primary Peer Group to consist of the following 15 companies, which were selected on the basis of being in related businesses and having comparable revenues (~$300M-$1.7B) and a comparable market capitalization (~$60M-$660M):

ADC Telecommunications	CTS	Powerwave Technologies
Agilysis	Emulex	RF Micro Devices
Avocent	Extreme Networks	Silicon Storage Technology
Black Box Network Services	Harmonic, Inc.	Sonus Networks
Ciena	Harris Stratex Networks	Viasat, Inc.

        Similarly, the Compensation Committee also revised the Secondary Peer Group to consist of 97 technology companies included in the annual Radford High-Technology Executive Survey with revenues between $500 million and $1 billion. The identities of these companies: are listed in Appendix B of this Proxy Statement.

Evaluation of Named Executive Officer Compensation

        The charts below display the distribution of the primary components in the overall pay mix for our CEO and other Named Executive Officers. The CEO chart below represents Mr. Lu's compensation as he was CEO at the time that equity grants were made in February 2008. The other Named Executive Officers included in the second chart are Messrs. Barton, Christopher, Green and Patel. The percentages are based on 2008 base salary, target cash bonus and target long term incentives and perquisites.

Base Salary

        Base salary is the primary fixed compensation in our executive pay program and is used to attract, motivate and retain highly qualified executives. An individual's initial base salary is determined by his or her levels of expertise, experience and responsibility, as well as competitive conditions in the industry. Annual base salary increases, if any, are a reflection of the executive's performance for the preceding year, anticipated future contributions and pay level relative to similar positions in our peer groups. We also take into consideration internal equity with respect to the entire executive team and competitive conditions in the industry, as measured against our peer groups.

  2008 Base Salary Actions

        Mr. Lu, who was our CEO at the time, presented to the Compensation Committee his base salary recommendations for our executive officers (other than with respect to his own base salary) in February 2008. After a review of individual and Company performance, as well as market practices for executive compensation within our peer groups, the Compensation Committee made no adjustments to base salaries for several of our executive officers. During its deliberations, the Committee proposed an increase to Mr. Lu's base salary in light of its review of our peer group compensation data and taking into consideration the fact that Mr. Lu had not had an increase in base salary since 2004. Mr. Lu subsequently declined any increase in his base salary in light of the Company's financial performance and management's implementation of an effective cost-reduction strategy. In making its other salary assessments, the Committee determined that the base salaries for Messrs. Barton and Christopher were aligned with the compensation of executives with similar responsibilities within our peer groups and that, in light of his recent hire date, Mr. Blackmore's base salary would not be adjusted in connection with this review. Messrs. Green and Patel received increases as outlined in the following table:

Name	Title (at time of action)	2007 base	% Change	2008 base
Peter Blackmore	President and COO	$800,000	0.0%	$800,000
Hong Liang Lu	Chief Executive Officer	$700,000	0.0%	$700,000
Mark Green	SVP, Global HR & Real Estate	$350,000	5.0%	$367,500
Viraj Patel	VP, CAO & Corp. Controller	$275,000	5.0%	$288,750
Fran Barton	EVP and CFO	$750,000	0.0%	$750,000
Philip Christopher	President, PCD	$550,000	0.0%	$550,000

Annual Cash Incentive Plan

        During 2008, each of our executive officers was eligible to earn an annual cash incentive award equal to a specific percentage of his or her base salary as reflected in the following table:

Name	Position	Bonus Target
Peter Blackmore	Chief Executive Officer	100%
Hong Liang Lu	Chairman of the Board	100%
Mark Green	SVP, Global HR & Real Estate	65%
Viraj Patel	Interim CFO /VP, CAO& Corporate Controller	50%
Francis P. Barton	Former EVP and CFO	100%
Philip Christopher	Former President, PCD	Non discretionary	*

*
Mr. Christopher's annual bonus was nondiscretionary to be equal to 2% of annual earnings before taxes of our Personal Communications Division of which he was President. Mr. Christopher left the Company in June 2008, and was paid a prorated bonus equal to 2% of annual earnings ($48.7M through Q2 2008) before taxes of our Personal Communications Division through Q2 of the fiscal year 2008.

        Consistent with our "pay-for-performance" philosophy, annual cash incentive awards are based on performance against one or more pre-established corporate and individual performance objectives. In April of each year, the Compensation Committee generally establishes and approves the corporate performance objectives for the annual cash incentive award program for that year based on recommendations made to the Committee by our Chief Executive Officer. The individual performance objectives for our executive officers, with the exception of the Chairman of the Board, are jointly developed by each executive officer and our Chief Executive Officer. These individual performance objectives vary from executive to executive, depending on the roles and responsibilities of each executive officer at the Company. Typically, these individual performance objectives include, for example, quantitative and qualitative goals for corporate acquisitions and divestitures, compliance, technology innovations, customer relations, improving market position and cost management. These individual performance objectives are reviewed and approved by the Compensation Committee.

        Award payouts can range from 0% to 125% of target performance levels, depending on the degree to which each pre-established corporate and individual performance objective is met. In the case of corporate performance objectives, if target performance for a specific metric is achieved, 100% of the target award payout opportunity applicable to that metric will be payable. If threshold performance for that metric is achieved, 75% of the target award payout opportunity applicable to that metric will be payable. If maximum performance for the metric is achieved or exceeded, 125% of the target award payout opportunity applicable to that metric will be payable. For performance between the relevant threshold, target and maximum levels, an interpolated multiplier is used to calculate the amount payable with respect to each metric. If threshold performance is not achieved, none of the target award payout opportunity applicable to that metric will be payable.

        After the end of the fiscal year, each executive officer's performance against his or her performance objectives is assessed by our Chief Executive Officer. Our Chief Executive Officer then makes recommendations to the Compensation Committee as to the payout to be made for this individual performance component for executives other than the Chairman. While the Compensation Committee considers these recommendations in deciding award payouts, it determines the payouts for each executive officer based on its own evaluation of each executive's performance, and its consideration of one or more subjective factors such as its consideration of our "pay-for-performance" philosophy as well as recruiting and retention concerns.

        For 2008, the pre-established corporate performance objectives were annual revenue, annual bookings and annual improvement in net income, adjusted for certain one-time costs. The Compensation Committee believed that the attainment of the target levels established for these performance metrics were realistic but not easily achieved, and, therefore, would drive the achievement of the Company's short-term financial goals.

        In the case of our Chief Executive Officer, Chief Financial Officer, and Chairman of the Board, 50% of each annual cash incentive award opportunity was allocated to the achievement of corporate performance objectives. However, even if the target corporate performance objectives were achieved in full, the Compensation Committee reserves the right, in its sole discretion, to decrease the award payout applicable to that metric. This discretion may be applied to corporate as well as individual achievement. Similarly, the Compensation Committee has retained the right, in its sole discretion, to make award payouts for any corporate performance metric or metrics in the event that significant and unanticipated external events prevent the Company from meeting one or more pre-established corporate performance objectives.

  2008 Bonus Program

        The following table sets forth the 2008 corporate performance objectives component as approved by the Compensation Committee:

Company Financial Metric	75% threshold (in millions)	100% target (in millions)	125% maximum (in millions)	Weighting
Annual Revenue	$1,454.25	$1,939.00	$2,423.75	1/3
Annual Bookings	$1,545.75	$2,061.00	$2,576.25	1/3
Annual Net Income	$(68.00)	$(47.20)	$(40.80)	1/3

        For Mr. Blackmore, our CEO, 50% of his bonus opportunity was to be based on the Company financial performance objectives described above; 40% was to be based on several strategic/operational initiatives (including a successful strategy review with the Board of Directors, successful execution of identified divestitures, compliance, benchmarking costs for business functions and setting the ethics tone for the organization); and 10% was to be based on people development, including building a high performance team, and establishing a succession plan.

        For Mr. Lu, our Chairman, 50% of his bonus opportunity was to be based on the Company financial performance objectives described above; and 50% was to be based on several strategic/operational initiatives (including a successful CEO transition, a successful strategy review with the Board of Directors, successful execution of identified divestitures, identifying new business opportunities and setting the ethics tone for the organization).

        For Mr. Green, 35% of his bonus opportunity was to be based on the Company financial performance objectives described above and company human resources and real estate department expense results; 45% was to be based on several strategic/operational initiatives (including leadership development, strategic staffing, supporting organizational restructuring and setting the ethics tone for the organization); and 20% was to be based on people development, including improving the performance management process and launching an employee engagement survey.

        For Mr. Patel, 40% of his bonus opportunity was to be based on the Company financial performance objectives described above and departmental expense results; 55% was to be based on several strategic/operational initiatives (including timely filings, compliance, and benchmarking departmental costs); and 5% was to be based on people development, including team development.

        In December 2008, Mr. Blackmore, our CEO, met with the Compensation Committee to evaluate the Company's preliminary financial results for 2008. At such time, Mr. Blackmore and the other Named Executive Officers recommended to the Committee that irrespective of achievement of individual performance objectives, no bonuses be paid in light of the Company's financial performance.

        In view of the Company's actual performance against the pre-established financial performance metrics and the NEO's recommendation with respect to payout on the individual performance objectives, the Compensation Committee decided not to pay any bonuses for 2008 performance to our executive officers, including the Named Executive Officers.

  2007 Supplemental Discretionary Bonus Program

        The Compensation Committee determined during the last quarter of 2007, that, based on the Company's projected financial performance for 2007, no bonuses would be paid with respect to the corporate financial objectives portion of the 2007 annual cash incentive plan. However, the Committee decided that, to offset the economic impact of this decision, it would offer Messrs. Patel and Green and other member of management, retention and supplemental bonus opportunities in 2008 in the form of a "turnaround" bonus opportunity as part of the Company's strategic recovery plan. These bonuses were to be payable in the discretion of the Compensation Committee based on its evaluation of each executive officer's performance against a series of pre-established corporate financial objectives.

        The supplemental bonus opportunities for Messrs. Patel and Green were structured as follows:

  •
  Mr. Patel's total target bonus opportunity was equal to 50% of his 2007 base salary, while Mr. Green's total target bonus opportunity was equal to 65% of his 2007 base salary;

  •
  50% of each executive officer's target bonus would be payable in March 2008;

  •
  Up to 50% of each executive officer's target bonus would be payable in the fourth fiscal quarter of 2008 if:

  •
  they met several specific performance objectives (including, for example, timely SEC filings and staffing key positions in the case of Mr. Patel, and reducing real estate expenses and implementing an option exchange program, in the case of Mr. Green) during the first three fiscal quarters of 2008; and

  •
  the Company met its operating income target for the same period.

  •
  In addition, if the Company's actual operating income for the first three fiscal quarters of 2008 was at least 75% of its budgeted operating income target as of the end of the third fiscal quarter of 2008, the amount payable with respect to the latter portion of each executive officer's supplemental bonus opportunity would be subject to the application of a multiplier that would operate as follows: the amount payable would be determined by multiplying (i) 50% the executive officer's applicable target bonus as a percentage of his annual base salary by (ii) his actual performance as a percentage of his specific performance objectives for the first three fiscal quarters of 2008 by (iii) the Company's actual operating income for the first three fiscal quarters of 2008 as a percentage of its budgeted operating income target as of the end of the third fiscal quarter of 2008. (For example, if Mr. Patel met 80% of his performance objectives for the first three fiscal quarters of 2008 and the Company exceeds its budgeted operating income target as of the end of the third fiscal quarter of 2008 by 20% (that is, actual operating income was 120% of target), his bonus for this portion of the supplemental bonus opportunity would be calculated as follows: bonus payment = (base salary × 50% × 80% × 120%)/2. If Mr. Green met 80% of his performance objectives for the first three fiscal quarters of 2008 and the Company exceeds its budgeted operating income target as of the end of the third fiscal quarter of 2008 by 20% (that is, actual operating income was 120% of target), his bonus for this portion of the supplemental bonus opportunity would be calculated as follows: bonus payment = (base salary × 65% × 80% × 120%)/2.)

        In October 2008, the Compensation Committee evaluated Messrs. Patel and Green's performance against their strategic operating objectives for the first three fiscal quarters of 2008, and after taking into consideration input from our Chief Executive Officer as to their performance, determined that Mr. Patel had achieved 75% of his objectives for the period and Mr. Green had achieved 100% of his objectives for the period. In addition, the Committee assessed the Company's financial results as of the conclusion of the third quarter of 2008 and determined that the Company had met 86% of its budgeted operating income target for the first nine months of the year. Based on these considerations, the Committee determined, in its discretion, that Messrs. Patel and Green should be paid $46,251 (equating to a performance factor of 64%) and $102,716 (equating to a performance factor of 86%), respectively, for this portion of the overall bonus opportunity. The Committee based this decision on the following factors: Mr. Patel did not meet 100% achievement on his metrics for the first three fiscal quarters of 2008; Mr. Green achieved 100% of his metrics for the first three fiscal quarters of 2008.

Equity Compensation

        Equity compensation is a significant component of our executive compensation program. We believe this is an effective way to align the interests of our executive officers with those of our stockholders in order to achieve long-term stockholder value. In designing the equity program, we take into account stockholder concerns about stock usage and dilution. The Compensation Committee limits annual net issuances of stock-based awards, subject to extraordinary events (e.g., acquisitions). The Compensation Committee adjusts this target rate year-to-year based on performance and retention objectives, also taking into account market practices. Officers and other employees of the Company are eligible to participate in the 2006 Plan, which was adopted by the Board of Directors and approved by the stockholders in July of 2006.

  2008 Focal Awards

        In February and March 2008, and in connection with the Company's annual focal award process, the Compensation Committee granted certain of the NEOs shares of restricted stock, restricted stock units ("RSUs") and performance shares under the Company's 2006 Plan, as set forth below. Certain of the awards vest over time, as noted below, but vesting of a majority of the awards is performance-based. Performance for equity awards is generally measured against the same criteria as discussed in the "Annual Cash Incentive Plan" section above, but discretion is used by the Compensation Committee with respect to any reduction in performance shares. The number of shares to be earned by each NEO with respect to the performance-based awards was determined by the Compensation

Committee at the conclusion of the 2008 fiscal year end, based on each executive's achievement of the same performance objectives established and determined for the Annual Cash Incentive Plan as described under "Annual Cash Incentive Plan" above.

Name	Type of Award	Number of Shares	Target Performance Share Award	Performance Share Award Granted	Vesting Schedule
Peter Blackmore	RSUs	85,000	—	—	4-year time based
	RSUs	—	170,000	85,000	Performance based
Hong Liang Lu	RSUs	200,000	—	—	4-year time based
	RSUs	33,333	—	—	100% on February 27, 2009
	Performance Shares	—	100,000	50,000	Performance/time based
	Restricted Stock	—	300,000	150,000	Performance based
Mark Green	RSUs	55,000	—	—	4-year time based
	RSUs	—	110,000	82,500	Performance based
Viraj Patel	RSUs	30,000	—	—	4-year time based
	RSUs	—	60,000	60,000	Performance based
Francis P. Barton	RSUs	61,667	—	—	4-year time based
	RSUs	—	123,333	0	Performance based
Philip Christopher	RSUs	50,000	—	—	4-year time based
	RSUs	—	100,000	0	Performance based

        Except as noted above, the time-based awards vest over four years as follows: 25% on each of February 29, 2009, February 26, 2010, February 28, 2011, and February 29, 2012, subject to the NEO remaining a service provider (as defined in the 2006 Plan) through each such date.

        The performance based awards earned by each NEO vest as follows: 50% of the earned awards vested on February 27, 2009 and the remaining 50% of the earned awards shall vest on February 26, 2010, provided that such NEO remains a service provider on those dates.

Benefits, Perquisites and Other Compensation

        We provide medical and other benefits to executives that are generally available to other full-time employees, including group term life insurance, expatriate remuneration for those employees who are assigned overseas and who qualify under the terms of our expatriate remuneration plan, tuition reimbursement and a 401(k) plan.

        We also provide the NEOs and certain other executives with additional perquisites, including financial planning services, tax assistance payments in connection with our tax equalization policy whereby we provide qualified employees with tax assistance to mitigate the tax differential arising from an employee's international work assignment, business travel accident insurance, a housing allowance, car/transportation allowances and relocation expenses for certain executives who have been asked to relocate to conduct business on behalf of the Company and disability insurance. In addition, in accordance with the terms of Mr. Christopher's initial employment with us, we paid premiums on a term life insurance policy for his benefit.

        The Compensation Committee reviews the perquisites provided to executive officers as part of its overall review of executive compensation. In December 2008, the Compensation Committee adopted a policy against providing tax gross-ups to executives. Pursuant to this policy, the Company eliminated tax gross-ups in connection with the Company's financial planning services benefit. The Compensation Committee has determined the type and amount paid in perquisites to be within the appropriate range of competitive compensation practices. Details about the NEOs' perquisites, including the fiscal year

2008 cost to the Company, are shown in the Summary Compensation Table under the "All Other Compensation" column and the accompanying footnotes.

2009 Compensation Decisions

  Base Salaries

        Similar to the process undertaken for 2008, Mr. Blackmore, our CEO, presented to the Compensation Committee his 2009 base salary for our executive officers, including the Named Executive Officers (other than himself and the Chairman of the Board) in February 2009. After a review of Company and individual performance, as well as market practices for executive compensation within our peer groups, the Compensation Committee determined that it would make no adjustments to the base salaries for any of our executive officers, including the Named Executive Officers, for 2009.

        In March 2009, Mr. Lu, our Chairman of the Board, and Mr. Blackmore, our Chief Executive Officer and President, agreed to voluntary and temporary base salary reductions of twenty percent (20%) for a one year period.

  Equity Compensation

        In February 2009, and in connection with the Company's annual focal award process, the Compensation Committee granted certain NEOs RSU awards under the Company's 2006 Plan, as set forth below. While some of these awards vest over time, as noted below, the vesting of a majority of the awards is performance-based. The number of shares to be earned by each NEO with respect to his performance-based award will be determined by the Compensation Committee at the conclusion of fiscal 2009, based on the NEO's achievement of one or more specified performance objectives. While these objectives may be similar to the performance objectives used by the Compensation Committee to determine payments under the 2008 annual cash incentive plan, the Committee will set the actual objectives and has not set the objectives as of the time of the filing of this Proxy Statement.

        The following RSUs were granted:

Name	Type of Award	Number of Shares	Target Performance Share Award	Vesting Schedule
Peter Blackmore	RSUs	112,364	—	4-year time based
	RSUs	—	224,727	Performance based
Hong Liang Lu	RSUs	88,061	—	4-year time based
	RSUs	—	176121	Performance based
Mark Green	RSUs	60,889	—	4-year time based
	RSUs	—	121,778	Performance based
Viraj Patel	RSUs	18,646	—	4-year time based
	RSUs	—	37,293	Performance based

        The time-based awards vest over four years as follows: 25% on each of February 26, 2010, February 28, 2011, February 29, 2012, and February 28, 2013, subject to the NEO remaining a service provider (as defined in the 2006 Plan) through each such date. The performance-based awards if earned vest as follows: 50% of the earned RSUs shall vest on each of February 26, 2010 and February 28, 2011, provided that the executive officer remains a service provider of the Company through those dates.

  Benefits

        In February 2009, the Compensation Committee determined that it was in the best interest of the Company and its stockholders to suspend the Employee Stock Purchase Plan (the "ESPP") so that no further offering periods would commence until the Board of Directors or Compensation Committee provide otherwise and that all offering periods currently in effect would terminate on May 14, 2009, the next exercise date to occur under the ESPP.

        At the same time, the Compensation Committee further determined that it was in the best interest of the Company and its stockholders to suspend, until further declaration, making employer matching contributions on behalf of eligible participants in the Company's 401(k) plan. This decision took effect March 1, 2009.

Other Compensation Considerations

Post-Employment Compensation

        During 2008, the Company was party to change of control and involuntary termination severance agreements with certain of its NEOs, and had in place involuntary termination severance plans for the other NEOs. For a description of the material terms of these agreements, please see the section entitled "Potential Payments Upon Termination and Change on Control" included in this Proxy Statement. The Compensation Committee believes these agreements are in the best interest of the Company's stockholders. As with any public company, the possibility of change of control exists for the Company. Such a change of control typically means a degree of ambiguity for executives about the stability of their employment. The Compensation Committee believes these agreements help to ensure that executives will remain focused on, and committed to, the interests of the business throughout the process of exploring and/or executing a change of control.

Equity Grant Practices

        The Compensation Committee has adopted the UTStarcom, Inc. Equity Award Grant Policy and Procedures (the "Equity Award Grant Policy"), which applies to all equity awards from that date forward. In accordance with the Company's Equity Award Grant Policy, equity awards to executive officers are considered and approved as follows:

  •
  All equity awards to executive officers are to be approved by the Compensation Committee;

  •
  The Compensation Committee will use its best efforts to approve equity awards at a duly called meeting of the Compensation Committee, and awards will be made by unanimous written consent only if meetings are unable to be held;

  •
  The date of grant of any equity award will be the last trading day in the month in which the Compensation Committee approves the award; and

  •
  For purposes of equity awards that are to be granted at the fair market value of the Company's Common Stock, the fair market value shall be the closing sales price per share of the Company's Common Stock on the date of grant.

        Compensation Committee meetings may be held at any time to consider the approval of equity awards proposed to be provided to new executive officers (including new executive officers resulting from either new hires or promotions, but other than annual focal awards, as described below), but equity awards granted by the Compensation Committee shall become effective as of the last trading day of the month of grant.

        Compensation Committee meetings to consider the approval of annual focal awards to executive officers shall be held during the last two weeks of February of each year, if reasonably practicable, and subject to compliance with applicable laws, rules and regulations. If a meeting cannot be held and/or equity awards cannot be granted in accordance with applicable laws, rules and regulations during this time period, the Compensation Committee shall determine the meeting date for the consideration and approval of focal awards. The Compensation Committee shall meet to approve focal equity awards during an open trading window as such term is defined in the Company's Insider Trading Policy, if the meeting is not held during the last two weeks of February.

        Equity grants made to employees who are not executive officers or corporate vice presidents may be made by the Awards Committee, a management committee duly formed and authorized by the Compensation Committee and consisting of the Company's Chief Financial Officer, Senior Vice President of Human Resources, General Counsel and Chief Accounting Officer. The Awards Committee may grant stock options or restricted stock units and only then in accordance with specific guidelines set by the Compensation Committee. Any award grants approved by the Awards Committee are effective as of the last trading day of the month of grant. Equity grants are made subject to an annual equity pool approved by the Compensation Committee. The Human Resources Department provides quarterly updates to the Compensation Committee regarding equity usage.

Burn Rate Policy

        The Board of Directors has adopted a burn rate policy committing the Company to limit the number of shares of our Common Stock that we may use for equity compensation during fiscal years 2008, 2009 and 2010. For this three-year period, the policy limits the number of shares that we grant subject to equity awards to an average of 4.80% of our outstanding Common Stock. Thus, while we may exceed the 4.80% burn rate in a given year, the policy requires that our three-year average not exceed 4.80%. Awards that are settled in cash, awards sold under the ESPP, awards assumed in acquisitions and any awards granted in connection with our option exchange program will be excluded from our burn rate calculation. For purposes of our calculation, each share subject to a full value award (such as a restricted stock unit, performance share, performance unit and any other award that does not have an exercise price per share equal to the per share fair market value of our common stock on the grant date) will be counted as 1.5 shares.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code provides that public companies cannot deduct compensation paid to certain of its senior executive officers in excess of $1 million per officer per year, but excludes from this limitation certain elements of compensation, including "performance-based compensation," provided that certain requirements are met. The Compensation Committee takes compliance with Section 162(m) into account while making compensation decisions and retains the discretion to pay compensation that is not fully deductible. While stock options granted under our 1997 Stock Plan did not meet the requirements of Section 162(m), equity awards granted under our 2006 Plan, which was approved by our stockholders, meet the requirements of the "performance-based compensation" exception of Section 162(m).

Section 409A of the Internal Revenue Code

        Section 409A of the Internal Revenue Code imposes additional significant taxes in the event an NEO, director or other service provider receives "deferred compensation" that does not satisfy the requirements of Section 409A. Although we do not maintain a traditional nonqualified deferred compensation plan, Section 409A applies to certain severance arrangements and equity awards. Consequently, to assist in avoiding additional tax under 409A, we developed the severance arrangements described above in "Post-Employment Compensation" in a manner intended to either avoid the application of Section 409A or, to the extent doing so is not possible, comply with the applicable Section 409A requirements.

Stock Ownership Guidelines

        Effective January 1, 2006, the Company adopted stock ownership guidelines (the "Guidelines") for non-employee directors and certain executive officers.

        Each executive officer and non-employee director is expected to acquire and hold the number of shares of the Company's Common Stock specified below before the later of four years after (i) January 1, 2006 or (ii) the executive officer's appointment to such position or a non-employee director's appointment to the Board.

Position	Minimum Share Ownership Requirements
Chief Executive Officer and President	50,000
Executive Vice Presidents	25,000
Senior Vice Presidents/Division Presidents	10,000
Non-Employee Directors	10,000

        The Company reviews compliance with the Guidelines annually. Failure to comply with the Guidelines may result in a reduction in future long-term incentive award and/or payment of future annual and/or long-term incentive payouts made in the form of shares of the Company's Common Stock. The Nominating and Corporate Governance Committee has the discretion to waive the Guidelines if compliance would create severe personal hardship for an executive officer or non-employee director or prevent an executive officer or non-employee director from complying with a court order. The Nominating and Governance Committee expects that such instances will be rare. All executives subject to the Guidelines have currently satisfied the minimum requirements for 2008.

 REPORT OF THE COMPENSATION COMMITTEE

        The following is the report of the Compensation Committee. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates the information by reference in any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Compensation Committee of the Board of UTStarcom was established on January 31, 1997 and is currently comprised of three members: Messrs. Clarke, Lenzmeier and Toy. Mr. Lenzmeier, the Chairman of the Compensation Committee, and Messrs. Clarke and Toy served on the Committee throughout 2008.

        During 2008, the Compensation Committee was comprised solely of non-employee directors who were each: (i) independent as defined under the NASDAQ Marketplace Rules, (ii) a non-employee director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (iii) an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. During 2009, the Compensation Committee will continue to be comprised of directors who meet these same standards.

        The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this Proxy Statement with management, including UTStarcom's Chairman of the Board, Chief Executive Officer and Interim Chief Financial Officer. Based on this review and discussion, the Compensation Committee recommended to the Board that the "Compensation Discussion and Analysis" section be included in this Proxy Statement.

The Compensation Committee
Allen Lenzmeier, Chairman Jeff Clarke Thomas J. Toy

Summary Compensation Table for Fiscal Year 2008

        The following table presents information concerning the total compensation of the individuals who served as the Company's CEO, CFO and other Named Executive Officers during 2008. No disclosure is provided for 2007 and 2006 for those persons who were not Named Executive Officers in 2007 and/or 2006

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Peter Blackmore	2008	800,000	0		1,463,451	300,000	—	802	(5)	2,564,253
Chief Executive Officer	2007	400,000	500,000	(4)	500,000	150,000	—	—		1,550,000
and President
Hong Liang Lu	2008	700,000	0		898,490	0	—	550,347	(6)	2,148,837
Chairman of the Board	2007	700,000	0		312,010	295,238	—	198,567	(7)	1,505,815
	2006	700,000	315,000		930,549	1,376,655	—	18,345	(8)	3,340,549
Mark Green	2008	364,583	216,466		773,045	0	—	14,601	(9)	1,368,695
SVP, Global HR &							—
Real Estate
Viraj Patel	2008	286,458	115,001		541,870	65,784	—	8,252	(10)	1,017,365
Interim CFO /VP, CAO&							—
Corporate Controller
Francis P. Barton*	2008	586,449	0		2,816,280	313,109	—	380,000	(11)	4,095,838
Former EVP and	2007	750,000	0		3,039,375	538,592	—	84,983	(12)	4,412,950
Chief Financial Officer	2006	500,000	750,000		586,326	823,294	—	101,769	(13)	2,761,389
Philip Christopher**	2008	275,000	0		84,572	217,637	1,071,081	1,600,749	(14)	3,249,139
Former President, Personal	2007	548,333	0		48,106	531,469	821,181	84,864	(15)	2,033,953
Communications Division

*
Mr. Barton our former Chief Financial Officer left the Company on August 31, 2008.

**
Philip Christopher, our former President of UTStarcom Personal Communications Division, left the company on June 30, 2008.

(1)
The amounts reported represent the dollar value of bonuses earned by the NEOs during the fiscal year covered, regardless of when such bonuses were actually paid.

(2)
Amounts reported for 2008 do not reflect compensation actually received by the NEOs. Instead, amounts reported are the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS 123(R), including amounts for stock awards granted in and prior to 2008. Pursuant to SEC regulations, the amounts reported exclude the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to our 2008 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

  Amounts reported for 2007 do not reflect compensation actually received by the NEOs. Instead, amounts shown are the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123(R), including amounts for stock awards granted in and prior to 2007. Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 14 to our 2007 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

  Amounts shown for 2006 do not reflect compensation actually received by the NEOs. Instead, amounts shown are the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended

  December 31, 2006 in accordance with SFAS 123(R), including amounts for stock awards granted in and prior to 2006. Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts include awards with performance-based vesting conditions, with compensation initially measured under SFAS 123(R) at grant date fair value and re-measured at each financial statement reporting date. The cumulative compensation cost for such awards is adjusted to reflect the fair value at the time the Compensation Committee determines the ultimate number of awards earned. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to our 2006 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(3)
Amounts reported for 2008 do not reflect compensation actually received by the NEOs. Instead, amounts reported are the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS 123(R), including amounts for stock option awards granted in and prior to 2008. Pursuant to SEC regulations, the amounts reported exclude the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to our 2008 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

  Amounts shown for 2007 do not reflect compensation actually received by the NEOs. Instead, amounts shown are the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123(R), including amounts for stock option awards granted in and prior to 2007. Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 14 to our 2007 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

  Amounts shown for 2006 do not reflect compensation actually received by the NEOs. Instead, amounts shown are the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS 123(R), including amounts for stock option awards granted in and prior to 2006. Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts include awards with performance-based vesting conditions, with compensation initially measured under SFAS 123(R) at grant date fair value and re-measured at each financial statement reporting date. The cumulative compensation cost for such awards is adjusted to reflect the fair value at the time the Compensation Committee determines the ultimate number of awards earned. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to our 2006 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(4)
This amount includes a $100,000 signing bonus paid in connection with Mr. Blackmore's initial employment and a $400,000 guaranteed bonus paid in accordance with the terms of the employment agreement with Mr. Blackmore. Please see the section of this Proxy Statement entitled "Employment Contracts and Severance Agreements with Named Executive Officers" for a summary of the employment agreement with Mr. Blackmore.

(5)
This amount consists of a premium payment of $802 for disability insurance.

(6)
This amount consists of 401(k) matching payments in the aggregate amount of $5,500, $6,355 for financial planning, $12,103 as a car allowance, $48,000 for a housing allowance, $471 in meal allowance, $4,547 for a home visit in connection with Mr. Lu's international work assignment, a tax assistance payment of $472,319 paid in connection with our tax equalization policy whereby we provide qualified employees with tax assistance to mitigate the tax differential arising from an employee's international work assignment, $250 in taxable relocation benefits in connection with Mr. Lu's international work assignment, a premium payment of $802 for disability insurance.

(7)
This amount consists of 401(k) matching payments in the aggregate amount of $5,500, a premium payment of $1,235 for life insurance coverage under our Business Travel Accident Insurance Policy, $12,000 for financial planning services and a tax gross-up in the amount of $6,817 related thereto, $5,611 as a car allowance, $24,000 for a housing allowance in connection with Mr. Lu's international work assignment, a tax assistance payment of $100,680 paid in connection with our tax equalization policy whereby we provide qualified employees with tax assistance to mitigate the tax differential arising from an employee's international work assignment, $15,000 in taxable relocation benefits in connection with Mr. Lu's international work assignment, a premium payment of $802 for disability insurance and $26,922 as payment for accrued but unused paid time off.

(8)
This amount consists of $12,200 for financial planning services, a premium payment of $645 for life insurance coverage under our Business Travel Accident Insurance Policy and 401(k) matching payments in the aggregate amount of $5,500.

(9)
This amount consists of $4,048 for financial planning services, 401(k) matching payments in the aggregate amount of $5,500 and $4,251 for ESPP disqualifying disposition and $802 for disability insurance.

(10)
This amount consists of $1,950 for financial planning services, 401(k) matching payments in the aggregate amount of $5,500, and $802 for disability insurance.

(11)
This amount consists of $9,000 for legal services, and a tax gross-up in the amount of $4,450 related thereto, 401(k) match payments in the aggregate amount of $5,500, $52,342 for a car allowance and service, and a premium payment of $534 for disability insurance. Also includes $380,000 as severance payment at time of termination in connection with Mr. Barton's retirement. Please see the section of this Proxy Statement entitled "Employment Contracts and Severance Agreements with Named Executive Officers" for a summary of Mr. Barton's employment agreement and his severance.

(12)
This amount consists of 401(k) matching payments in the aggregate amount of $5,500, a premium payment of $1,235 for life insurance coverage under our Business Travel Accident Insurance Policy, $5,000 for financial planning services and a tax gross-up in the amount of $2,782 related thereto, $69,664 for a car allowance and service, and a premium payment of $802 for disability insurance.

(13)
This amount consists of $10,000 for financial planning services, a premium payment of $645 for life insurance coverage under our Business Travel Accident Insurance Policy, $85,624 for a car allowance and service and 401(k) matching payments in the aggregate amount of $5,500.

(14)
This amount consists of a severance payment totaling $1,535,714 in connection with Mr. Christopher's termination of employment, $12,414 as a car allowance, a premium payment of $401 for disability insurance, and $52,221 for a term life insurance policy.

(15)
This amount consists of 401(k) matching payments in the aggregate amount of $5,500, a premium payment of $1,235 for life insurance coverage under our Business Travel Accident Insurance Policy, $24,827 as a car allowance, a premium payment of $802 for disability insurance and premium payments in the aggregate amount of $52,500 for a term life insurance policy.

        From time to time, we enter into offer letters and other agreements with our executive officers. For a description of the material terms of such agreements, please see the section entitled "Employment Contracts and Severance Agreements with Named Executive Officers" in the "Potential Payments Upon Termination and Change of Control" section included in this Proxy Statement.

        For a description of material modifications made to certain of the Named Executive Officers' outstanding equity awards, please see the section entitled "Modifications to Outstanding Equity Awards" included in this Proxy Statement.

Grants of Plan-Based Awards

        The following table presents information concerning grants of plan-based awards to each of the Named Executive Officers during the fiscal year ended December 31, 2008.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2008

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards					Estimated Future Payouts Under Equity Incentive Plan Awards(1)					All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)		Threshold (#)(3)	Target (#)		Maximum (#)		or Units (#)		Options (#)	Awards ($/Sh)	Option Awards
Peter Blackmore	2/29/2008											85,000	(2)			239,700
	2/29/2008						0	170,000	(1)	170,000	(1)	—				479,400	(8)
	7/31/2008											115,000	(4)			542,800
	7/31/2008											57,500	(5)			271,400
Hong Liang Lu	2/29/2008											200,000	(2)			564,000
	2/29/2008											33,333	(6)			93,999
	3/31/2008						0	300,000	(1)	300,000	(1)	300,000				852,000	(8)
	3/31/2008						0	100,000	(1)	100,000	(1)	100,000				284,000	(8)
Viraj Patel	2/29/2008									60,000	(1)	—				169,200	(8)
	2/29/2008											30,000	(2)			84,600
Mark Green	2/29/2008									110,000	(1)	—				310,200	(8)
	2/29/2008											55,000	(2)			155,100
Francis P. Barton*	1/31/2008											722,022	(7)			2,000,001
	1/31/2008											300,000	(7)			831,000
	1/31/2008											300,000	(7)			831,000
	1/31/2008											115,000	(2)			318,550
	2/29/2008											61,667	(2)			173,901
	2/29/2008						0	123,333	(1)	123,333	(1)	—				347,799	(8)
Philip Christopher**
		0	1,071,081	(9)	1,071,081	(9)
	2/29/2008						0	100,000	(1)	100,000	(1)	—				282,000	(8)
	2/29/2008											50,000	(2)			141,000

*
Mr. Barton our former Chief Financial Officer left the Company on August 31, 2008

**
Philip Christopher, our former President of UTStarcom Personal Communications Division, left the company on June 30, 2008.

(1)
Represents RSUs granted under the 2006 Plan, with target awards based upon Company and individual performance objectives established and tailored for each Named Executive Officer by the Compensation Committee for 2008. For a description of the Company's process for determining the RSU grants see the section entitled "Equity Compensation" in the Compensation Discussion and Analysis included in this Proxy Statement.

(2)
Represents RSUs granted under the 2006 Plan and which vest as follows: 25% vested on 2/27/09, and 25% vest annually thereafter.

(3)
Mr. Lu was granted 300,000 shares of restricted stock and 100,000 performance shares under the 2006 Plan, with target awards based upon Company and individual performance objectives (4) Upon assuming the role of CEO, Mr. Blackmore was granted these shares under the 2006 Plan. These shares vest as follows: 50% on 2/27/09, and 50% on 2/26/10.

(5)
Upon assuming the role of CEO, Mr. Blackmore was granted these shares under the 2006 Plan. These shares vest as follows: 25% on 2/27/09, and 25% annually thereafter.

(6)
Represents RSUs granted under the 2006 Plan and which vest as follows: 100% on 2/27/09.

(7)
Granted under the 2006 Plan and in accordance with the terms of the Barton Retention Agreement, described under "Employment Contracts and Severance Agreements with Named Executive Officers."

(8)
The value of the RSUs reflects the dollar amounts initially measured at fair value on the date of grant. The value of the stock award earned by Messrs. Blackmore, Lu, Green and Patel was $85,850, $202,000, $83,325, and $60,600, respectively, reflecting the grant date fair value on February 27, 2009, the date the Compensation Committee determined the number of shares of Common Stock earned, and all the conditions required for a "grant date" to occur under SFAS 123(R) have been met. Total recognized compensation cost for such awards will be based on the "grant date" (as defined in SFAS 123(R)) fair value over the vesting period. Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to our 2008 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008

(9)
Represents a prorated bonus paid to Mr. Christopher equal to 2% of annual earnings ($48.7m through Q2 2008) before taxes of our Personal Communications Division through Q2 of 2008.

Pension Benefits for Fiscal year 2008

        The NEOs did not receive any benefits from the Company under defined pension or defined contribution plans, other than our tax-qualified 401(k) Plan, during the fiscal year ended December 31, 2008.

Nonqualified Deferred Compensation for Fiscal year 2008

        The Company does not have any non-qualified deferred compensation plan that allows the NEOs to defer their compensation.

Outstanding Equity Awards at Fiscal Year-End 2008

        The following table sets forth the outstanding equity awards for each NEO as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008

	OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Hong Liang Lu	400,000		—	—	4.50		8/31/2009	—		—	—		—
	150,000		—	—	13.00		2/3/2010	—		—	—		—
	89,999		—	—	15.00		10/17/2010	—		—	—		—
	90,000		—	—	12.50		12/20/2010	—		—	—		—
	134,999		—	—	25.25	(2)	2/27/2012	—		—	—		—
	67,500		—	—	20.82	(3)	7/24/2012	—		—	—		—
	108,000		—	—	19.04		2/2/2013	—		—	—		—
	224,999		—	—	37.46		1/19/2014	—		—	—		—
	210,599		—	—	6.25		2/27/2016	—		—	—		—
	—		—	—	—		—	66,772	(7)	123,528	—		—
								100,157	(8)	185,290	—		—
								200,000	(9)	370,000	—		—
								33,333	(10)	61,666	—		—
											300,000	(24)	555,000
											100,000	(24)	185,000
Francis P. Barton	300,000	(4)	—	—	8.82		7/31/2015	—		—	—		—
	92,000		—	—	6.25		2/27/2016	—		—	—		—
Peter Blackmore	265,625	(5)	484,375	—	3.20		10/31/2014	—		—	—		—
								675,000	(11)	1,248,750	—		—
								262,500	(12)	485,625	—		—
								57,500	(13)	106,375	—		—
								115,000	(14)	212,750	—		—
								85,000	(15)	157,250	—		—
											170,000	(24)	314,500
Viraj Patel	38,542	(6)	11,458		7.53		11/17/2015				—		—
	17,709		7,291		6.25		2/27/2016				—		—
								12,500	(16)	23,109	—		—
								45,535	(17)	84,240	—		—
								60,715	(18)	112,323	—		—
								30,000	(19)	55,500	—		—
											60,000	(24)	111,000
Mark Green	—		—		—		—	12,500	(20)	23,109	—		—
								68,571	(21)	126,856	—		—
								91,429	(22)	169,144	—		—
								55,000	(23)	101,750	—		—
											110,000	(24)	203,500
Philip Christopher	—		—	—	—		—	—		—	—		—

(1)
Value is based on the closing price of our Common Stock of $1.85 on December 31, 2008, the last trading date of fiscal year 2008, as reported on the NASDAQ Stock Market.

(2)
The exercise price of the stock option was increased from $20.25 per share to $25.25 per share.

(3)
The exercise price of the stock option was increased from $15.72 per share to $20.82 per share.

(4)
The options were granted on August 1, 2005, and were 25% exercisable on the first anniversary of the grant date and 1/36th per month thereafter. (5) The options were granted on October 31, 2007, and were 25% exercisable on July 31, 2008, and 1/36th per month thereafter.

(5)
The options were granted on October 31, 2007 and vest as follows: 25% on July 31, 2008, and 1/36th per month thereafter.

(6)
The options were granted on November 18, 2005 and vest as follows: 25% on November 18, 2006, and 1/36th per month thereafter.

(7)
Represents unvested portion of restricted stock award issued on November 30, 2007 that vested on February 29, 2009.

(8)
Represents unvested portion restricted stock award issued on November 30, 2007 that vested: 33% on February 27, 2009, and vests 33% on each of February 26, 2010, and February 28, 2011.

(9)
Represents restricted stock unit award issued on February 29, 2008 that vested 25% on February 27, 2009, and vests 25% on each of February 26, 2010, February 28, 2011, and February 29, 2012.

(10)
Represents restricted stock unit award issued on February 29, 2008 that vested on February 27, 2009.

(11)
Represents unvested portion of restricted stock award issued on October 31, 2007 in connection with the commencement of Mr. Blackmore's employment with the company that vests 33% on each of July 31, 2009, 2010 and 2011.

(12)
Represents unvested portion of restricted stock units granted on October 31, 2007 in connection with the commencement of Mr. Blackmore's employment with the Company that vests 33% on each of July 31, 2009, 2010 and 2011.

(13)
Represents restricted stock issued on July 31, 2008 in connection with Mr. Blackmore's designation as CEO that vested 50% on February 29, 2009 and vests 50% on February 26, 2010.

(14)
Represents restricted stock issued on July 31, 2008 in connection with Mr. Blackmore's designation as CEO that vested 25% on February 27, 2009 and vests 25% on each of February 26, 2010, February 28, 2011 and February 29, 2012.

(15)
Represents restricted stock units issued on February 29, 2008 that vested 25% on February 27, 2009 and vests 25% on each of February 26, 2010 February 28, 2011 and February 29, 2012.

(16)
Represents unvested portion of restricted stock award issued on November 7, 2005 in connection with the commencement of Mr. Patel's employment with the Company that vests on November 7, 2009.

(17)
Represents unvested portion of restricted stock award issued on November 30, 2007 that vested 33% February 29, 2009 and vests 33% on each of February 26, 2010 and February 28, 2011.

(18)
Represents unvested portion of restricted stock award issued on November 30, 2007 that vested on February 27, 2009.

(19)
Represents restricted stock unit award issued on February 29, 2008 that vested 50% on February 27, 2009 vests 50% on February 26, 2010.

(20)
Represents unvested portion of restricted stock award issued on December 19, 2005 in connection with Mr. Green's employment with the Company that vests on December 19, 2009.

(21)
Represents unvested portion of restricted stock award issued on November 30, 2007 that vested33% on February 29, 2009 and vests 33% on each of February 26, 2010 and February 28, 2011.

(22)
Represents unvested portion of restricted stock award issued on November 30, 2007 that vested on February 27, 2009.

(23)
Represents restricted stock units issued on February 29, 2008 that vested 50% on February 27, 2009 and vests 50% on February 26, 2010.

(24)
Represents stock award opportunity, based on Company and individual performance objectives established and tailored for each NEO by the Compensation Committee for our 2008 fiscal year. On February 18, 2009, the Compensation Committee determined, based on Company and individual performance during the 2008 fiscal year, that Mr. Lu would be eligible to receive 200,000 shares of Common Stock; Mr. Blackmore would be eligible to receive 85,000 shares of Common Stock; Mr. Patel would be eligible to receive 60,000 shares of Common Stock; and Mr. Green would be eligible to receive 82,500 shares of Common Stock. The restricted stock units vest 50% on February 27, 2009 and February 26, 2010. . For a description of the Company's process for determining the February 2009 grants see the section entitled "Equity Compensation" in the Compensation Discussion and Analysis included in this Proxy Statement

Option Exercises and Stock Vested in Fiscal year 2008

        The following table sets forth all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by the NEOs during the fiscal year ended December 31, 2008.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2008

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Hong Liang Lu	—	—	140,157	358,443
Francis P. Barton	—	—	946,625	3,104,263
Peter Blackmore	—	—	312,500	1,475,000
Mark Green	—	—	126,786	341,646
Philip Christopher	—	—	44,643	125,893
Viraj Patel	—	—	88,393	238,753

(1)
Amount reported is the market price (closing price) of the Company's Common Stock on the vesting date less the original purchase price, multiplied by the number of shares of stock or units vesting.

Modifications to Outstanding Equity Awards

        In connection with our voluntary review of our historical equity award grant practices, each of our independent directors at such time, including continuing directors Clark, Lenzmeier and Toy, elected to amend any of his previously granted stock options that may in the future be determined to be discounted stock options under Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"), by executing a Stock Option Amendment Election Form in December 2006. In the event any such previously granted stock option is determined to be a discounted stock option under Section 409A, the affected stock option agreement will be automatically amended to provide for an exercise price not less than the fair market value of the Common Stock subject to option on the effective date of grant.

        Additionally, in December 2006 certain Named Executive Officers, including Messrs. Lu and Barton, executed a Protective Amendment Election Form that amends any stock option agreements previously entered into by and between us and each of Messrs. Lu and Barton, in the event any such stock option agreements may in the future be determined to have resulted in the above individuals holding discounted stock options under Section 409A. In the event any such previously granted stock option is determined to be a discounted stock option under Section 409A, the affected stock option agreement will be automatically amended to provide for an exercise price not less than the fair market value of the Common Stock subject to option on the effective date of grant.

        Also in December 2006, Mr. Lu also executed an Amendment Election Form that amends the terms of various stock option agreements entered into by and between us and Mr. Lu in February and July of 2002. Each Amendment Election Form provides for an adjustment to the exercise price of the applicable stock options, to the extent such options remained unexercised at the time of the election and may constitute discounted stock options under Section 409A, based on preliminary estimates made solely for tax purposes in order to avoid potential adverse tax consequences to Mr. Lu and the

Company associated with discounted stock options under Section 409A. The exercise price of applicable stock options granted under the Option Agreements executed in February 2002 was increased from $20.25 per share to $22.93 per share, and the exercise price of grants under the Option Agreements executed in July 2002 was increased from $15.72 per share to $20.82 per share. In January 2009 Mr. Lu by mutual agreement with the Company had 102,904 options cancelled. He received no cash as consideration for the cancellation.

POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE OF CONTROL

Employment Contracts and Severance Agreements with Named Executive Officers

        Peter Blackmore.    We entered into a Change of Control/Involuntary Termination Severance Agreement with Mr. Blackmore, effective July 2, 2007 (the "Blackmore Severance Agreement") which was subsequently amended and restated on January 30, 2008 to bring the agreement into compliance with Section 409A. It was amended again on December 17, 2008 for Section 409A compliance. The Blackmore Severance Agreement has a term of three (3) years from January 30, 2008. Following the expiration of the three (3)-year term, Mr. Blackmore and the Company may, but are not obligated to, enter into a new agreement. If Mr. Blackmore's employment continues following the expiration of the three (3)-year term and the Company and Mr. Blackmore do not enter into a new agreement, Mr. Blackmore's then current benefits arrangements shall continue in accordance with the terms of the Blackmore Severance Agreement until the parties agree otherwise.

        The Blackmore Severance Agreement provides that if Mr. Blackmore's employment is terminated by the Company without cause or terminated by Mr. Blackmore for good reason at any time within eighteen (18) months after a change of control, he shall be entitled to the following severance benefits: (i) twenty-four (24) months of base salary as in effect as of the date of such termination, less applicable withholding, (ii) two hundred percent (200%) of his full annual performance target bonus and a monthly pro rated amount of his full annual performance bonus for the year in which the termination occurs, (iii) all equity awards, including without limitation stock option grants, restricted stock and stock purchase rights, granted to him by the Company prior to the change of control shall become fully vested, or, as applicable, released from the Company's repurchase right and exercisable as of the date of the termination to the extent such equity awards are outstanding and unexercisable or unreleased at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from his date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, (v) all Mr. Blackmore's outstanding restricted cash awards shall become fully vested, and (vi) an amount equal to twelve (12) months of health insurance premiums for continuation coverage under Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") at the same level of health (i.e., medical, vision and dental) coverage and benefits as in effect for Mr. Blackmore on the day immediately preceding the day of his termination of employment.

        A "change in control" is defined in Mr. Blackmore's agreement to generally include any of the following:

  •
  the approval by the stockholders of a merger, other than a merger which results in the company's securities outstanding immediately prior to the merger continuing to represent more than 50% of the surviving entity's securities;

  •
  the approval by the stockholders of a plan of complete liquidation or an agreement for sale or disposition of all or substantially all of the Company's assets;

  •
  a transaction as a result of which any person becomes the beneficial owner of securities of the Company representing at least 50% of the total voting power; or

  •
  a change in the composition of the Board as a result of which less than a majority of the directors are incumbent directors.

        In addition, the Blackmore Severance Agreement provides that if Mr. Blackmore's employment is terminated by the Company without cause or terminated by Mr. Blackmore for good reason during the term of the Blackmore Severance Agreement apart from a change of control, he shall be entitled to the following severance benefits: (i) twelve (12) months of base salary as in effect as of the date of such termination, less applicable withholding, (ii) one hundred percent (100%) of his full annual performance target bonus for the year in which the termination occurs, (iii) all equity awards, including without limitation stock option grants, restricted stock and stock purchase rights, granted to him by the Company shall become fully vested, or, as applicable, released from the Company's repurchase right and exercisable as of the date of the termination to the extent such equity awards are outstanding and unexercisable or unreleased at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from his date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, (v) all Mr. Blackmore's outstanding restricted cash awards shall become fully vested, and (vi) an amount equal to twelve (12) months of health insurance premiums for continuation coverage under COBRA at the same level of health (i.e., medical, vision and dental) coverage and benefits as in effect for Mr. Blackmore on the day immediately preceding the day of his termination of employment.

        Severance benefits payable under the terms of the Blackmore Severance Agreement are payable in a lump sum within thirty (30) days of the date of termination; provided, however, that if Mr. Blackmore is a "specified employee" ("Specified Employee") within the meaning of Section 409A at the time of his termination, then the severance and benefits payable to Mr. Blackmore pursuant to the Blackmore Severance Agreement (other than due to death), if any, and any other severance payments or separation benefits which may be considered deferred compensation separation benefits under Section 409A (together, the "Deferred Compensation Separation Benefits") and which are otherwise due to Mr. Blackmore on or within the six (6)-month period following Mr. Blackmore's termination will accrue during such six (6)-month period and will become payable in a lump sum on the date six (6) months and one (1) day following the date of his termination of employment or the date of his death, if earlier. All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit. As a condition to receiving severance benefits as described above, Mr. Blackmore is required to sign a waiver and release of all claims arising out of his termination of employment and a nondisparagement agreement.

        The terms "cause" and "good reason" are each defined in the Blackmore Severance Agreement.

        Termination of Mr. Blackmore for "cause" generally requires:

  •
  an act of personal dishonesty taken in connection with his responsibilities as an employee which is intended to result in substantial personal enrichment;

  •
  conviction of a felony which the Board reasonably believes has had or will have a material detrimental effect on the company's reputation or business,;

  •
  a willful act which constitutes misconduct and is injurious to the company; or

  •
  continued willful violations of the his obligations to the company after there has been delivered to him a written demand for performance which describes the basis for the company's belief that he has not substantially performed his duties.

        A termination by Mr. Blackmore for "good reason" would generally require:

  •
  a significant reduction in duties, position or responsibilities relative to his duties, position or responsibilities in effect immediately prior to such reduction, or the removal of him from such position, duties and responsibilities, unless he is provided with comparable duties, position and responsibilities; provided, however, that the sole occurrence of the Company being acquired and made part of a larger entity shall not constitute a "good reason;"

  •
  a reduction of base salary as in effect immediately prior to such reduction;

  •
  a material reduction in the kind or level of employee compensation or benefits immediately prior to such reduction with the result that the overall benefits package is significantly reduced;

  •
  the relocation to a facility or a location where such relocation increases the travel distance to work by more than thirty (30) miles from the commute prior to the relocation;

  •
  any purported termination by the company which is not effected for cause or for which the grounds relied upon are not valid; or

  •
  failure of the Company to obtain the assumption of the agreement by any successors to the company.

        Hong Liang Lu.    On November 30, 2007, we entered into an Amended and Restated Change of Control/Involuntary Termination Severance Agreement with Hong Liang Lu, the Company's Chief Executive Officer (the "Lu Severance Agreement"), which was subsequently amended and restated on January 30, 2008 to bring the agreement into compliance with Section 409A. It was amended again on December 17, 2008 for Section 409A compliance. The Lu Severance Agreement, as amended and restated, amends Mr. Lu's previous Change of Control Severance Agreement with the Company dated January 17, 2003, as previously filed with the SEC. The Lu Severance Agreement has a term of three (3) years from January 30, 2008. Following the expiration of the three (3)-year term, Mr. Lu and the Company may, but are not obligated to, enter into a new agreement. If Mr. Lu's employment continues following the expiration of the three (3)-year term and the Company and Mr. Lu do not enter into a new agreement, Mr. Lu's then current benefits arrangements shall continue in accordance with the terms of the Lu Severance Agreement until the parties agree otherwise.

        The Lu Severance Agreement provides that if Mr. Lu's employment with the Company is terminated by the Company without cause or terminated by Mr. Lu for good reason at any time within eighteen (18) months after a change of control, he shall be entitled to the following severance benefits: (i) twenty-four (24) months of base salary as in effect as of the date of such termination, (ii) two hundred percent (200%) of his full annual performance target bonus for the year in which termination occurs, less applicable withholding, (iii) all equity awards including, without limitation, option grants, restricted stock and stock purchase rights, granted to Mr. Lu prior to the change of control will become fully vested or released from the Company's repurchase right (if any shares of stock purchased by or granted to Mr. Lu prior to the change of control remain subject to that repurchase right) and exercisable as of the date of termination to the extent such equity awards are outstanding and unexercisable or unreleased at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from Mr. Lu's date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, and (v) an amount equal to twelve (12) months of health insurance premiums for continuation coverage pursuant to the COBRA, at the same level of health (i.e., medical, vision and dental) coverage and benefits in effect for Mr. Lu on the day preceding the date of his termination of employment. The term "change in control" is defined in the Lu Severerance Agreement and is substantially similar to the definition of change in control set forth in Mr. Blackmore's agreement and summarized above.

        The Lu Severance Agreement also provides that if Mr. Lu's employment with the Company is terminated by the Company without cause or terminated by Mr. Lu for good reason during the term of the Lu Severance Agreement, apart from a change of control, he shall be entitled to the following severance benefits: (i) twenty-four (24) months of base salary as in effect as of the date of such termination, (ii) one hundred percent (100%) of his full annual performance target bonus for the year in which termination occurs, less applicable withholding, (iii) all equity awards, including without limitation option grants, restricted stock and stock purchase rights, granted to Mr. Lu will become fully vested or released from the Company's repurchase right (if any shares of stock purchased by or granted to Mr. Lu remain subject to such repurchase right) and exercisable to the extent such equity awards are outstanding and unexercisable or unreleased at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from his date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, and (v) an amount equal to twelve (12) months of health insurance premiums for continuation coverage pursuant to COBRA, at the same level of health (i.e., medical, vision and dental) coverage and benefits in effect for Mr. Lu on the day preceding the date of his termination of employment.

        Severance benefits payable under the terms of the Lu Severance Agreement are payable in a lump sum within thirty (30) days of the date of termination; however, if Mr. Lu is a Specified Employee within the meaning of Section 409A at the time of his termination, then the severance and benefits payable to Mr. Lu pursuant to the Agreement (other than due to death), if any, and any other severance payments or separation benefits which may be considered Deferred Compensation Separation Benefits and which are otherwise due to Mr. Lu on or within the six (6) month period following Mr. Lu's termination will accrue during such six (6) month period and will become payable in a lump sum on the date six (6) months and one (1) day following the date of his termination of employment or the date of his death, if earlier. All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit. As a condition to receiving severance benefits as described above, Mr. Lu is required to sign a waiver and release of all claims arising out of his termination of employment and a nondisparagement agreement. The terms "cause" and "good reason" are defined in the Lu Severance Agreement and are substantially similar to the definitions of cause and good reason set forth in Mr. Blackmore's agreement and summarized above.

        Francis P. Barton.    On August 26, 2008, Francis P. Barton notified the Company of his intention to retire as Executive Vice President and Chief Financial Officer and as a member of the Board of Directors, effective as of August 31, 2008. In connection with Mr. Barton's retirement, the Compensation Committee approved a package to Mr. Barton which included: (i) a payment in the amount of $380,000, less applicable withholding; and (ii) acceleration of vesting of a total of 876,844 shares of restricted stock and restricted stock units granted to Mr. Barton pursuant to the terms of the Retention Agreement entered into between Mr. Barton and the Company on November 30, 2007. The shares subject to acceleration of vesting are those shares of restricted stock and restricted stock units that would have otherwise vested on November 30, 2008 pursuant to the terms of the Retention Agreement had Mr. Barton remained employed by the Company through that date.

        Prior to his decision to retire, Mr. Barton had entered into a Change of Control Severance/Involuntary Termination Agreement (the "Barton Severance Agreement") which had a term of three (3) years from January 30, 2008. The Barton Severance Agreement provided that if Mr. Barton's employment with the Company terminated as a result of an involuntary termination he would be entitled to the following severance payments: (i) twenty-four (24) months of base salary (ii) one hundred percent (100%) of his bonus, (iii) accelerated vesting of all equity awards, and (v) an amount equal to twelve (12) months of health insurance premiums for continuation coverage under COBRA.

Additionally, Mr. Barton, entered into a retention agreement, that provided a retention incentive to Mr. Barton with a total value of $10 million. This agreement also provided that if Mr. Barton's employment was terminated as a result of an involuntary termination, the vesting of any equity granted as part of the retention incentive would accelerate pursuant to the terms of the Barton Severance Agreement.

        Philip Christopher.    Mr. Christopher's employment with the Company terminated effective June 30, 2008. In connection with Mr. Christopher's termination of employment, the Compensation Committee of the Board recommended, and the Board approved, payment of a bonus of $1,000,000, equivalent to approximately 2% of PCD earnings ($48.7M through Q2 2008 before taxes of our Personal Communications Division), and an additional severance payment of $535,714. The Company also agreed to pay a premium in the amount of $52,221 on a term life insurance policy for Mr. Christopher's benefit.

        Mark Green and Viraj Patel.    Effective June 20, 2006, the Compensation Committee of the Board of Directors adopted the Executive Involuntary Termination Severance Pay Plan which was subsequently amended and restated on December 17, 2008 to bring the plan into compliance with Section 409A (the "Executive Plan"). It was amended and restated again on February 26, 2009 to clarify the terms around modification or termination of the Executive Plan. The Executive Plan extends certain change of control and severance benefits to certain of the Company's executive officers, including Messrs Green and Patel who do not have separate agreements with the Company. The Executive Plan is filed as Exhibit 10.30 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. The following description of the Executive Plan is qualified in its entirety by the actual language of the plan.

        The purpose of the Executive Plan is to (a) assure that the Company will have continued dedication and objectivity of its employees, and (b) provide the Company's employees with an incentive to continue their employment and to motivate its employees to maximize the value of the Company for the benefit of its stockholders.

        The Executive Plan provides that if the Company (or any parent or subsidiary of the Company) terminates the employment of an employee covered by the Executive Plan (a "Covered Employee") for other than cause, death or disability, or a Covered Employee terminates his or her employment with the Company for good reason, the Covered Employee shall receive the following severance benefits: (i) a lump sum cash payment equal to one (1) year of base pay plus one hundred percent (100%) of the Covered Employee's target bonus for the year of termination, (ii) an amount equal to twelve (12) months of the premiums for continuation coverage under COBRA of each Covered Employee (and any eligible dependents) under the Company's medical, dental and vision plans at the same level of coverage in effect on the date of termination, (iii) the Covered Employee shall fully vest in and, if applicable, have the right to exercise, all of his or her outstanding and unvested equity compensation awards, and (iv) all such equity awards (including awards that vest as a result of the Executive Plan) shall be exercisable until the earliest of (a) twelve (12) months from the Covered Employee's date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted. The terms "cause" and "good reason" are defined in the Executive Plan and are substantially similar to the definitions of cause and good reason set forth in Mr. Blackmore's agreement and summarized above.

        Severance benefits payable under the terms of the Executive Plan are payable in a lump sum within thirty (30) days of the date of termination; however, if the Covered Employee is a Specified Employee within the meaning of Section 409A at the time of such termination, then the severance and benefits payable to the Covered Employee pursuant to the Executive Plan (other than due to death), if any, and any other severance payments or separation benefits which may be considered Deferred Compensation Separation Benefits, which are otherwise due to the Covered Employee on or within the six (6)-month period following the Covered Employee's termination will accrue during such six (6)month period and will become payable in a lump sum on the date six (6) months and one (1) day following the date of the Covered Employee's termination of employment or the date of the Covered Employee's death, if earlier. All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit. As a condition to receiving benefits under the Executive Plan, the Covered Employee is required to sign and not revoke a waiver and release of all claims arising out of the Covered Employee's termination of employment and a nondisparagement agreement. The benefits provided under the Executive Plan are in lieu of any other severance or retention plan benefits available to the Covered Employee and shall be reduced by any severance paid to a Covered Employee under any other plan or arrangement.

Change of Control Provisions in the Company's Equity Compensation Plans

        The 1997 Stock Plan.    Our 1997 Plan provides that, in the event of our proposed dissolution or liquidation, the Board must notify each participant under the 1997 Plan as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Board has the discretion to allow the participant to exercise his or her option or stock purchase right until 15 days prior to the effective date of such dissolution or liquidation. In the event of our merger with or into another corporation, or the sale of substantially all of our assets, each outstanding option or stock purchase right under the 1997 Plan will be assumed or substituted by the successor corporation. In case the successor corporation refuses to assume or substitute the outstanding option or stock purchase right, such outstanding option or stock purchase right will become fully exercisable for a period of 15 days from the date the participant is notified of such refusal by the Board.

        In addition, the 1997 Plan provides, in general, that a participant whose status as a Service Provider (as defined in the 1997 Plan) is terminated is entitled to exercise his or her option, to the extent such option has vested as of the date of termination, until the earlier of (i) expiration of the option according to its terms, (ii) expiration of a period of 3 months following termination, or (iii) expiration of a period of 12 months following termination as a result of death or disability. The 1997 Plan allows the post-termination exercise period to extend beyond the default term, if the stock option agreement entered into by the Company and the participant pursuant to the 1997 Plan provides for a longer term.

        Under the Officer and Director Option Agreement approved for use under the 1997 Plan in connection with awards to our directors and officers beginning in December of 2005, if the participant's status as a Service Provider or director is terminated following a change of control, the participant shall be entitled to exercise his or her option, to the extent such option has vested as of the date of such termination, until the earlier of (i) expiration of the option according to its terms, or (ii) expiration of a period of 12 months following the termination of the participant's status as a Service Provider or director.

        The 1997 Plan was terminated in July 2006 effective upon stockholder approval of our 2006 Plan.

        The 2006 Equity Incentive Plan.    Our 2006 Plan provides that in the event a participant in the 2006 Plan terminates service with us and our affiliates, any options which have become exercisable prior to the time of termination will remain exercisable for three months from the date of termination, unless a shorter or longer period of time is determined by the 2006 Plan administrator. If termination was caused by death or disability, any options which have become exercisable prior to the time of termination will remain exercisable for 12 months from the date of termination, unless a shorter or longer period of time is determined by the 2006 Plan administrator. In no event may a participant exercise the option after the expiration date of the option.

        In the event of our change of control, each outstanding award will be assumed or substituted by the successor corporation. In the event the successor corporation refuses to assume or substitute awards granted under the 2006 Plan, all options and stock appreciation rights will fully vest and become exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares, and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change of control, the 2006 Plan administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the 2006 Plan administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

        The change of control provisions in the 2006 Plan apply to all executive officers.

Estimated Post-Employment Payments and Benefits

        Assuming the termination of employment of the NEOs took place on December 31, 2008, and based upon the price per share of our Common Stock of $1.85, the closing market price as of December 31, 2008, the estimated payments and benefits that each of the NEOs would be eligible to receive under various circumstances are set forth in the following charts. Please see the section above entitled "Employment Contracts and Severance Agreements with Named Executive Officers" under "Potential Post-Employment Payments upon Termination and Change of Control" contained in this Proxy Statement for detailed descriptions of the agreements with each of the NEOs that govern post-employment payments and benefits. No payments are due in the event of voluntary termination of employment without good reason or termination of employment for cause.

  Peter Blackmore

	Involuntary Without Cause/ Good Reason Termination		Termination upon/following Change of Control		Disability(1)	Death(2)
Base Salary ($)	$800,000		$1,600,000		$192,000	$500,000
Bonus ($)	$800,000	(3)	$1,600,000	(4)	—	—
Accelerated Shares Underlying Outstanding Options ($)(5)	$0		$0		—	—
Accelerated Stock Awards ($)(5)	$2,525,250		$2,525,250		$1,248,750	$1,248,750
Health Care ($)	$18,161		$18,161		$18,161	—
TOTAL:	$4,143,411		$5,743,411		$1,458,911	$1,748,750

  (1)
  We provide all active full-time employees with short and long-term disability insurance coverage. In the case of short-term disability, employees will receive 60% of monthly earnings up to a maximum weekly benefit of $3,000 for up to 12 weeks. Any disability beyond 12 weeks will be covered by the long-term disability coverage which provides employees with 60% of monthly earnings up to a maximum monthly benefit of $13,000. The amount represents payments for 12 months of long term disability under the policies; however, in the event an employee continues to meet the definition of "disability" under the long-term disability policy, long-term disability benefits may continue until an employee's Social Security Normal

    Retirement Age, as defined in the long-term disability policy.

    Mr. Blackmore's new hire grant of 675,000 shares accelerates in the event of disability.

  (2)
  We provide all active full-time employees with basic life and accidental death insurance coverage which provides for payment of two times annual earnings to a maximum benefit of $500,000 in the event of death.

  Mr. Blackmore's new hire grant of 675,000 shares accelerates in the event of death.

  (3)
  Represents target bonus of 100% of base salary.

  (4)
  Represents target bonus of 200% of base salary.

  (5)
  Amounts represent the value of unvested stock options and award grants as of December 31, 2008 for which the vesting would have been accelerated. The value of accelerated options is measured as the difference between the fair market value using the closing market price of the Company's Common Stock as of December 31, 2008, the last trading day of fiscal year 2008, of $1.85 multiplied by the number of all stock options that were unvested as of December 31, 2008. For restricted stock awards, it is measured as the fair market value of the stock ($1.85), less the par value cost basis, multiplied by the number of shares of restricted stock that were unvested as of December 31, 2008. As of December 31, 2008, Mr. Blackmore had no stock options with an exercise price less than $1.85.

  Hong Liang Lu

	Involuntary Without Cause/Good Reason Termination		Termination upon/following Change of Control		Disability(1)	Death(2)
Base Salary ($)	$1,400,000		$1,400,000		$192,000	$500,000
Bonus ($)	$700,000	(3)	$1,400,000	(4)	—	—
Accelerated Shares Underlying Outstanding Options ($)(5)	$0		$0		—	—
Accelerated Stock Awards ($)(5)	$1,480,485		$1,480,485		$1,480,485	$1,480,485
Health Care ($)	$12,706		$12,706		$12,706	—
TOTAL:	$3,093,191		$4,693,191		$1,685,191	$1,980,485

  (1)
  We provide all active full-time employees with short and long-term disability insurance coverage. In the case of short-term disability, employees will receive 60% of monthly earnings up to a maximum weekly benefit of $3,000 for up to 12 weeks. Any disability beyond 12 weeks will be covered by the long-term disability coverage which provides employees with 60% of monthly earnings up to a maximum monthly benefit of $13,000. The amount represents payments for 12 months of long term disability under the policies; however, in the event an employee continues to meet the definition of "disability" under the long-term disability policy, long-term disability benefits may continue until an employee's Social Security Normal Retirement Age, as defined in the long-term disability policy.

  In the event of disability, Mr. Lu would receive accelerated vesting.

  (2)
  We provide all active full-time employees with basic life and accidental death insurance coverage which provides for payment of two times annual earnings to a maximum benefit of

    $500,000 in the event of death. In the event of death, Mr. Lu would receive accelerated vesting.

  (3)
  Represents target bonus of 100% of base salary.

  (4)
  Represents target bonus of 200% of base salary.

  (5)
  Amounts represent the value of unvested stock options and award grants as of December 31, 2008 for which the vesting would have been accelerated. The value of accelerated options is measured as the difference between the fair market value using the closing market price of the Company's Common Stock as of December 31, 2008, the last trading day of fiscal year 2008, of $1.85 multiplied by the number of all stock options that were unvested as of December 31, 2008. For restricted stock awards, it is measured as the fair market value of the stock ($1.85), less the par value cost basis, multiplied by the number of shares of restricted stock that were unvested as of December 31, 2008. As of December 31, 2008, Mr. Lu had no stock options with an exercise price less than $1.85.

  Mark Green

	Involuntary Without Cause/Good Reason Termination		Termination upon/following Change of Control		Disability(1)	Death(2)
Base Salary ($)	$367,500		$367,500		$192,000	$500,000
Bonus ($)	$238,875	(3)	$238,875	(3)	—	—
Accelerated Shares Underlying Outstanding Options ($)(5)	$0		$0		—	—
Accelerated Stock Awards ($)(5)	$624,359		$624,359		—	—
Health Care ($)	$16,128		$16,128		$16,128	—
TOTAL:	$1,246,862		$1,246,862		$208,128	$500,000

  (1)
  We provide all active full-time employees with short and long-term disability insurance coverage. In the case of short-term disability, employees will receive 60% of monthly earnings up to a maximum weekly benefit of $3,000 for up to 12 weeks. Any disability beyond 12 weeks will be covered by the long-term disability coverage which provides employees with 60% of monthly earnings up to a maximum monthly benefit of $13,000. The amount represents payments for 12 months of long term disability under the policies; however, in the event an employee continues to meet the definition of "disability" under the long-term disability policy, long-term disability benefits may continue until an employee's Social Security Normal Retirement Age, as defined in the long-term disability policy.

  (2)
  We provide all active full-time employees with basic life and accidental death insurance coverage which provides for payment of two times annual earnings to a maximum benefit of $500,000 in the event of death.

  (3)
  Represents target bonus of 65% of base salary.

  (4)
  Represents target bonus of 65% of base salary.

  (5)
  Amounts represent the value of unvested stock options and awards grants as of December 31, 2008 for which the vesting would have been accelerated. The value of accelerated options is measured as the difference between the fair market value using the closing market price of the Company's Common Stock as of December 31, 2008, the last trading day of fiscal year

    2008, of $1.85 multiplied by the number of all stock options that were unvested as of December 31, 2008. For restricted stock awards, it is measured as the fair market value of the stock ($1.85), less the par value cost basis, multiplied by the number of shares of restricted stock that were unvested as of December 31, 2008. As of December 31, 2008, Mr. Green had no stock options.

  Viraj Patel

	Involuntary Without Cause/Good Reason Termination	Termination upon/following Change of Control	Disability(1)	Death(2)
Base Salary ($)	$288,750	$288,750	$192,000	$500,000
Bonus ($)	$144,375 (3)	$144,375 (4)	—	—
Accelerated Shares Underlying Outstanding Options ($)(5)
Accelerated Stock Awards ($)(5)	$386,172	$386,172	—	—
Health Care ($)	$12,911	$12,911	$12,911	—
TOTAL:	$832,208	$832,208	$204,911	$500,000

  (1)
  We provide all active full-time employees with short and long-term disability insurance coverage. In the case of short-term disability, employees will receive 60% of monthly earnings up to a maximum weekly benefit of $3,000 for up to 12 weeks. Any disability beyond 12 weeks will be covered by the long-term disability coverage which provides employees with 60% of monthly earnings up to a maximum monthly benefit of $13,000. The amount represents payments for 12 months of long term disability under the policies; however, in the event an employee continues to meet the definition of "disability" under the long-term disability policy, long-term disability benefits may continue until an employee's Social Security Normal Retirement Age, as defined in the long-term disability policy.

  (2)
  We provide all active full-time employees with basic life and accidental death insurance coverage which provides for payment of two times annual earnings to a maximum benefit of $500,000 in the event of death.

  (3)
  Represents target bonus of 50% of base salary.

  (4)
  Represents target bonus of 50% of base salary.

  (5)
  Amounts represent the value of unvested stock options and award grants as of December 31, 2008 for which the vesting would have been accelerated. The value of accelerated options is measured as the difference between the fair market value using the closing market price of the Company's Common Stock as of December 31, 2008, the last trading day of fiscal year 2008, of $1.85 multiplied by the number of all stock options that were unvested as of December 31, 2008. For restricted stock awards, it is measured as the fair market value of the stock ($1.85), less the par value cost basis, multiplied by the number of shares of restricted stock that were unvested as of December 31, 2008. As of December 31, 2008, Mr. Patel had no stock options with an exercise price less than $1.85.

  Fran Barton

        Mr. Barton's employment with the Company and its subsidiaries terminated on August 31, 2008. Please see the section above entitled "Employment Contracts and Severance Agreements with Named Executive Officers" for information regarding payments made to Mr. Barton upon his termination.

  Philip Christopher

        Mr. Christopher's employment with the Company and its subsidiaries terminated on June 30, 2008. Please see the section above entitled "Employment Contracts and Severance Agreements with Named Executive Officers" for information regarding payments made to Mr. Christopher upon his termination.

Policies with Respect to Review, Approval or Ratification of Transactions with Related Persons

        Our Audit Committee is responsible for review, approval or ratification of "related-person transactions" between us or our subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% stockholder of UTStarcom since the beginning of the last fiscal year, and his or her immediate family members. We have adopted written policies and procedures that apply to any transaction or series of related transactions in which our company or a subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. Pursuant to our policy, the following transactions will not be deemed to be related person transactions that require Audit Committee approval:

  •
  Employment of executive officers.    Any employment by us of an executive officer of our Company if: (a) the related compensation is required to be reported in our proxy statement under SEC compensation disclosure rules; or (b) the executive officer is not an immediate family member of another executive officer or director of our company, and the related compensation would have been reported in our proxy statement under SEC compensation disclosure rules if the executive officer was a "Named Executive Officer," and the Compensation Committee approved (or recommended that the Board of Directors approve) such compensation.

  •
  Director compensation.    Any compensation paid to a director if the compensation is required to be reported in our proxy statement under SEC compensation disclosure rules.

  •
  Certain transactions with other companies.    Any transaction with another company at which a related person's only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company's shares, if the aggregate amount involved does not exceed the greater of $1,000,000 or two percent of that company's total annual revenues.

  •
  Transactions where all shareholders receive proportional benefits.    Any transaction where the related person's interest arises solely from the ownership of a class of our equity securities and all holders of that class of our equity securities received the same benefit on a pro rata basis (e.g., dividends).

  •
  Transactions involving competitive bids.    Any transaction involving a related person where the rates or charges involved are determined by competitive bids.

  •
  Regulated transactions.    Any transaction with a related person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

  •
  Certain banking-related services.    Any transaction with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

  •
  Other transactions.    Any other transaction where disclosure of such transaction would not be required pursuant to Item 404 of Regulation S-K, as may be amended from time to time.

Related Party Transactions

        During 2008, we were party to the following related party transactions under the relevant standards:

  SOFTBANK CORP.

        SOFTBANK CORP. is an affiliate of SOFTBANK America, Inc., one of our stockholders holding 10% or more of our Common Stock. During 2008, we recognized aggregate revenue of $38.3 million (includes $6.6 million in sales to NEC Networks & System Integration Corp., Nippon Telecom Sales KK and Oki Electric Industry Co., Ltd. for which SOFTBANK CORP. was the ultimate customer) with respect to sales to affiliates of SOFTBANK CORP., including (i) sales of telecommunications equipment to SOFTBANK BB, (ii) sales of equipment and services to Softbank Telecom Co., Ltd, a wholly owned subsidiary of SOFTBANK CORP., and (iii) sales of equipment to BB Cable, an affiliate of SOFTBANK CORP.

  Audiovox

        Prior to the sale of PCD on July 1, 2008, Phillip Christopher, one of our former officers, served as a director for Audiovox Corporation ("Audiovox"). During 2008, we paid approximately $0.8 million for information technology services provided by Audiovox.

        The Audit Committee reviewed and ratified each of the transactions described above.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities ("Section 16 Filers"), to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. Such Section 16 Filers are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2008, all Section 16 Filers complied with all Section 16(a) filing requirements.

10b5-1 Trading Plans

        Each of our officers and directors may enter into a written plan for the automatic trading of securities in accordance with Exchange Act Rule 10b5-1. The Company may also enter into a written plan for the automatic trading of securities in accordance with Rule 10b5-1 with respect to any stock repurchase plan.

Code of Ethics

        We have adopted a Code of Business Conduct and Ethics ("Code of Ethics") that applies to all employees including our principal executive officers. The Code of Ethics is designed to promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we are required to file to the SEC and in other public communications, (iii) compliance with applicable laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code of Ethics to an appropriate person or entity, and (v) accountability for adherence to the Code of Ethics.

        As a supplement to the Code of Ethics, we have also adopted a Code of Ethics for Chief Executive Officer and Senior Financial Officers ("Code of Ethics for Financial Officers"), which is designed to highlight the legal and ethical obligations of the Chief Executive Officer and financial officers. The Code of Ethics for Financial Officers imposes upon applicable officers certain additional internal reporting requirements for acts committed in violation of the Code of Ethics and/or the securities laws.

        Copies of the Code of Ethics and the Code of Ethics for Financial Officers are available on our website at http://investorrelations.utstar.com/governance.cfm. Any waiver of the Code of Ethics or Code of Ethics for Financial Officers pertaining to a member of our Board or one of our executive officers will be disclosed on our website at http://investorrelations.utstar.com/governance.cfm.

 REPORT OF THE AUDIT COMMITTEE

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2008. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates the information by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        Established on January 31, 1997, the Audit Committee is currently comprised of three Non-Employee Directors. Messrs. Lenzmeier and Toy served on the Audit Committee throughout 2008. Mr. Ryan, the current Chairman of the Audit Committee, was appointed to the Audit Committee effective April 25, 2008. Former director Larry Horner served as Chairman of the Audit Committee until April 24, 2008, and remained as a member of the committee throughout the remainder of 2008. The purpose of the Audit Committee is to assist the Board in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of the Company's independent registered public accounting firm.

        The Audit Committee reviews the results and scope of audit and other services provided by the Company's independent registered public accounting firm and reviews the accounting principles and auditing practices and procedures to be used in the Company's financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent registered public accounting firm for the last fiscal year, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), is responsible for performing an independent audit of those financial statements. As more fully explained in the Audit Committee's charter, the Audit Committee's responsibility is to provide oversight of and to review those processes.

        The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. Management is responsible for maintaining adequate internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The Audit Committee was kept apprised of the progress of management's assessment of the Company's internal control over financial reporting and provided oversight to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and PricewaterhouseCoopers at meetings throughout the year. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of the Company's internal control over financial reporting. The Audit Committee reviewed this report of management and Item 9A, "Control and Procedures," contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC, as well as PricewaterhouseCoopers' report of independent registered public accounting firm (included in the Company's Annual Report on Form 10-K) relating to its audit of the consolidated financial statements and the effectiveness of internal control over financial reporting. The Audit Committee also reviewed with management and PricewaterhouseCoopers (a) the Company's completed, current and planned initiatives to remediate material weaknesses in the Company's internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 and (b) the procedures performed by the Company to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany the Company's periodic filings with the SEC.

        In addition, the Audit Committee has reviewed and discussed the audited financial statements with PricewaterhouseCoopers, including such items as required to be discussed by the statement on Auditing

Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers required by PCAOB Ethics and Independence Rule 3526 (Rule 3526, Communications with Audit Committees Concerning Independence"), and has discussed with PwC their independence.

        After review of all discussions and all written correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2008 be included in the Company's Annual Report on Form 10-K.

The Audit Committee
Bruce J. Ryan, Chairman Allen Lenzmeier Thomas J. Toy

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2009 and recommends that the stockholders ratify this selection. PricewaterhouseCoopers LLP also audited the Company's financial statements for its fiscal year ended December 31, 2008. The Board expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

        Stockholder ratification of this selection of PricewaterhouseCoopers LLP as the Company's Independent Public Accounting Firm is not required by the Company's Bylaws or otherwise. However, the Board has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public firm, the Audit Committee will consider whether to retain that firm for the year ending December 31, 2009. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PricewaterhouseCoopers LLP Fees for the Fiscal Years Ended December 31, 2008 and 2007

        The aggregate fees billed for professional accounting services by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2008 and 2007 are as follows:

	Fiscal Year Ended December 31,
	2008	2007
Audit Fees(1)	$9,716,000	$11,029,000
Audit-Related Fees(2)	1,282,000	274,000
Tax Fees(3)	25,000	22,000
All Other Fees(4)	3,000	3,000

Total Fees	$11,026,000	$11,328,000

    (1)
    Audit fees are fees for professional services rendered for the integrated audit of UTStarcom's consolidated financial statements and of its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports, and for services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

    (2)
    Audit-related fees represent aggregate fees paid or accrued for professional services rendered for accounting consultations and other procedures performed with respect to certain Company acquisition and divestiture efforts.

    (3)
    Tax fees are fees for tax services related to tax compliance, tax planning and tax advice.

    (4)
    All other fees are fees for an online accounting research tool.

        The Audit Committee has determined that the provision to us by PricewaterhouseCoopers LLP of non-audit services as listed above is compatible with PricewaterhouseCoopers LLP maintaining its independence.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has direct responsibility for the appointment, retention, evaluation, compensation, oversight and termination of the independent registered public accounting firm employed by us. The Audit Committee has authorized Mr. Ryan to preapprove audit and non-audit services to be performed by our independent registered public accounting firm. Such preapproval by Mr. Ryan is to be followed up for approval by the Audit Committee at its quarterly meetings. For the fiscal year 2008, there were no audit-related fees, tax fees, or any other non-audit fees that were approved by the Audit Committee pursuant to the "de minimis" exception under Regulation S-X Rule 2-01(c)(7)(i)(C).

Required Vote

        The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009 requires the affirmative vote of the holders of a majority of the shares of the Common Stock that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 OTHER MATTERS

        To the knowledge of the Company, no action is to be taken on any matter not specifically referred to in this Proxy Statement at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ PETER BLACKMORE Peter Blackmore Chief Executive Officer and President
Dated: April 30, 2009

 APPENDIX A

2008 Secondary Peer Group—Technology Companies in the Radford High-Technology Executive Survey with Revenues between $1 billion and $3 billion

Activision	Experian	Novellus Systems
ACXIOM	Fairchild Semiconductor	Nvidia
Adc	Freddie Mac	Olympus America
Adobe Systems	Hitachi America	On Semiconductor
Agere Systems	Hitachi Data Systems	Palm
Alliance Data Systems	Hughes Network Systems	Perkin Elmer
Altera	Imation	Perot Systems
Amdocs—US	Infineon Technologies	Quintiles
American Power Conversion	Intelsat	Research In Motion-US
Applera	International Game Tech	Ricoh Electronics
Ati Technologies	International Rectifier	Sabre Holdings
Atmel	Intuit	Sandia National Labs-NM
Autodesk	Invensys	Sandisk
Avago Technologies	Jet Propulsion Lab	SAS
Bae Systems Land And Armament	Juniper Networks	Scientific-Atlanta
Battelle Memorial Institute	Kla-Tencor	Sensata Technologies
Baylor Health Care System	Kyocera Wireless	Sharp Microelectronics of the Americas
Bea Systems	Lam Research	Spansion
Bio-Rad Laboratories	Lexisnexis	Stmicroelectronics
Bmc Software	Lifescan	Symbol Technologies
Bose	Logitech	Synopsys
Broadcom	Los Alamos National Labs	Tektronix
Business Objects	Lsi Logic	Tellabs
Cadence Design Systems	Lucasfilm Ltd	Teradyne
Ceridian	Mantech International	Thermo Electron
Cerner	Marvell Semiconductor	Toshiba America Information Systems
Cgi-Ams	Maxim Integrated Products	UGS
Choicepoint	Metavante	Varian Medical Systems
Compucom Systems	National Semiconductor	Verisign
Compuward	Nec America	Virgin Mobile
Discovery Communications	Network Appliance	Visa International
Drs Technologies	New Century Mortgage	Xilinx
E*trade Group	Nii Holdings	Xo Communications
Ericsson	Nintendo of America	Zale
Expedia	Novell

 APPENDIX B

2009 Secondary Peer Group—Technology Companies in the Radford High-Technology Executive Survey with Revenues between $500 million and $1 billion

Akamai Technologies	Infineon Technologies	Realnetworks
Aspect Software	Integrated Device Technology	Red Hat
Avanade	Intermec	Resmed
Avid Technology	Intersil	Sage Software
Brooks Automation	Intuitive Surgical	Salesforce.com
Carl Zeiss Meditec	ITG	Samsung Austin Semiconductor
Carl Zeiss Vision	Kaiser Permanente-KPIT	Savvis Communications
Checkfree	Kronos	Sensus Metering Systems
Coherent	Kulicke And Soffa	Skyworks Solutions
Comcast Entertainment Group	Lawson Software	Smart Modular Technologies
Conexant Systems	Meggitt-USA	Space Systems/Loral
Cubic Corporation	Mentor Graphics	Spirent Communications
Cymer	Mitel Networks	Sterling Commerce
DJO Dolby Laboratories	Mitsubishi Digital Electronics America	Sumco USA Phoenix Sunpower
ECC	Movius	SVB Financial Group
Electronics For Imaging	National Instruments	Take Two Interactive Software
Emdeon Business Services	Navteq	Telcordia Technologies
Entegris	NCS Pearson	Tibco Software
F5 Networks Flir Systems	NDS Novell	Toshiba America Business Solutions
Foundry Networks	Nuance Communications	Toshiba America Medical System
Fox Interactive Media	NXP Semiconductors-US	United Online
Fujitsu America Management Services of America	Omnivision Technologies Open Text	Varian Verigy
Genencor A Danisco Division	Orbitz Worldwide	Viasat
Getty Images	Panduit	Vishay—Siliconix
GSI Commerce	Plantronics	Vonage
Harris Stratex Networks	Polycom	Welch Allyn
Howard Hughes Medical	Powerwave Technologies	WMS Gaming
Hutchinson Technology	Qlogic	Xerox International Partners
Hypercom	Qqantum	Zebra Technologies
IAC Search & Media	RCN	Zoran
ICF International

Proxy—UTSTARCOM, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. The issues discussed herein, related to the operation of the Company, require your immediate attention.

Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

UTStarcom, Inc.

UTSTARCOM, INC.

1275 Harbor Bay Parkway

Alameda, California 94502

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoint(s) Susan Marsch, Mark Green and Viraj Patel,  or any one of the three, with the power to appoint their respective substitutes, and hereby authorize(s) them as proxies to represent and vote as designated on the reverse side, all shares of Common Stock of the UTStarcom, Inc. (the “Company”) held of record by the undersigned on April 29, 2009 at the Annual Meeting of Stockholders to be held on June 25, 2009 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE	CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE	SEE
REVERSE SIDE		REVERSE SIDE

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time on June 25, 2009.

Vote by Internet		Vote by telephone

•	Log on to the Internet and go to www.investorvote.com.	•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the steps outlined on the secured website.	•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	123456	C0123456789	12345

The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2.

A.	PROPOSALS
1.	Election of Directors
		For	Against	Abstain
01—Jeff Clarke		☐	☐	☐
02—Hong Liang Lu		☐	☐	☐
					For	Against	Abstain
2.	Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.				☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

B.	Nonvoting Items.

Change of address.—Please print new address below.

C.	Authorized Signatures—Sign Here—This section must be completed for your vote to be counted. Date and Sign Below.

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Date (mm/dd/yyyy)— please print date below	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
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UTSTARCOM, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held June 25, 2009
YOUR VOTE IS IMPORTANT
UTSTARCOM, INC. PROXY STATEMENT
INFORMATION ABOUT THE PROXY STATEMENT AND VOTING AT THE ANNUAL MEETING
FORWARD-LOOKING STATEMENTS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION ABOUT OUR BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2008
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2008
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
  APPENDIX A
2008 Secondary Peer Group—Technology Companies in the Radford High-Technology Executive Survey with Revenues between $1 billion and $3 billion
  APPENDIX B
2009 Secondary Peer Group—Technology Companies in the Radford High-Technology Executive Survey with Revenues between $500 million and $1 billion